Exhibit 10.65

SIXTH AMENDMENT

LEVI STRAUSS & CO.

COMPREHENSIVE WELFARE PLAN

FOR

HOME OFFICE PAYROLL EMPLOYEES AND RETIREES

WHEREAS, LEVI STRAUSS & CO. (“LS&CO.”) maintains the Levi Strauss & Co. Comprehensive Welfare Plan for Home Office Payroll Employees and Retirees (the “Plan”); and

WHEREAS, Section 20.1 of the Plan provides that LS&CO. may amend the Plan at any time; and

WHEREAS, LS&CO. desires to amend the Plan to revise benefits for retirees; and

WHEREAS, by resolutions duly adopted on June 22, 2000, the Board of Directors of LS&CO. authorized Philip A. Marineau, President and Chief Executive Officer, to adopt certain amendments to the Plan and to delegate to certain other officers of LS&CO. the authority to adopt certain amendments to the Plan; and

WHEREAS, on June 22, 2000, Philip A. Marineau delegated to any Senior Vice President, Human Resources, including Fred D. Paulenich, Senior Vice President of Worldwide Human Resources, the authority to amend the Plan, subject to specified limits, and such delegation has not been amended, rescinded or superseded as of the date hereof; and

WHEREAS, the amendments herein are within such limits to the delegated authority of Fred D. Paulenich.

NOW, THEREFORE, the Plan is hereby amended, effective as set forth herein, as follows:

1.	Section 2.16 of the Plan is amended, effective June 1, 1996, by correcting subsections (a) and (b) to read as follows:

“(a)	‘June 1 through May 31’ shall mean the Benefit Plan Year applicable to all benefit coverage described under the Plan, except for Retiree Health Care Benefits under Section 11 of the Plan.

(b)	‘January 1 through December 31’ shall mean the Benefit Plan Year applicable to the Retiree Health Care Benefits for Retirees under Section 11 of the Plan.”

2.	Section 2.21 (“Category I Retiree”) of the Plan is amended, effective January 1, 2004, by adding the following new sentence at the end thereof:

“Notwithstanding anything contained herein to the contrary, effective January 1, 2004, a Category I Retiree shall be covered by the terms of this Plan except that, for Participants who have not attained age 65, the medical benefit provisions (not including prescription drug benefits) from the applicable Predecessor Plan will continue to apply to the Category I Retiree and his or her Eligible Dependents until the Participant attains age sixty five (65). No other provisions of a Predecessor Plan apply to a Category I Retiree.”

3.	Section 2.22 (“Category II Retiree”) of the Plan is amended, effective September 15, 2003, by adding the following new sentence at the end thereof:

“Notwithstanding anything contained herein to the contrary, the following categories of Employees shall not be eligible to become Category II Retirees hereunder:

(a)	Employees hired after September 15, 2003; and

(b)	Employees who, as of January 1, 2004, have not attained (I) at least age forty (40), and (II) age plus Years of Credited Service of at least fifty-five (55).”

4.	Section 2.92 of the Plan is amended, effective January 1, 2004, by adding the following new sentence at the end thereof:

“Notwithstanding anything contained herein to the contrary, effective January 1, 2004, a Prior Retiree shall be covered by the terms of this Plan except that, for Participants who have not attained age 65, the medical benefit provisions (not including prescription drug benefits) from the applicable Predecessor Plan will continue to apply to the Prior Retiree and his or her Eligible Dependents until the Participant attains age sixty five (65). No other provisions of a Predecessor Plan apply to a Prior Retiree.”

5.	The numbering in Sections 2.1 (“Required Contributions”) through 2.23 (“Year of LS&CO. Service”) of the Plan is revised to be Sections 2.97 through 2.119.

6.	Section 2.98 of the Plan (“Retiree”) is amended, effective September 15, 2003, by adding the following new sentence at the end thereof:

“Notwithstanding anything contained herein to the contrary, the following categories of Employees shall not be eligible to become Retirees or Eligible Retirees hereunder:

(a)	Employees hired after September 15, 2003; and

(b)	Employees who, as of January 1, 2004, have not attained (I) at least age forty (40), and (II) age plus Years of Credited Service of at least fifty-five (55).”

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7.	Section 2.106 of the Plan (“Third Party Reimbursement”) is deleted, effective January 1, 2004, and the following is inserted in lieu thereof:

“ 2.106 ‘Third Party’ shall mean any person or entity who is or may be responsible or liable for an injury, illness, disability or death of a Participant whether such person or entity is responsible for the actual injury, illness, disability or death, or such person or entity is responsible or liable financially for the injury, illness, disability or death as an insurer, including without limitation: any insurance company for such potentially-responsible or liable person or entity; workers’ compensation; homeowners insurance; all coverages under an automobile policy of the Participant or a member of the Participant’s family, including ‘no-fault’ coverage, medical coverage, uninsured or underinsured motorist coverage; and any other general liability coverage. If appropriate under the circumstances, the Participant or any insurer of the Participant may be considered a Third Party under this Section if the Participant is or may be responsible for the injury, illness, disability or death of the Participant and/or the Participant has insurance coverage for the injury, illness, disability or death of the Participant.”

8.	Section 3.6 of the Plan is amended by adding the following new sentence at the beginning thereof:

“The benefits provided by the Plan shall be supported by the contributions of the Participating Companies and Participants, as the case may be, in accordance with the contribution requirements established by the Plan Administrator from time to time.”

9.	Section 3.6(a) is amended, effective January 1, 2004, by

(a)	deleting the first sentence therein and inserting the following in lieu thereof:

“Subject to the provisions of Section 20, Amendment and Termination, the Committee shall determine the amount each Participating Company shall contribute to the Trust Fund or as otherwise provided in Section 3.7.”

(b)	adding the following new paragraph at the end thereof:

“Effective January 1, 2004, the Committee shall determine the amount of LS&CO. Contributions for Retiree coverage in its sole discretion and subject to the following limitations:

(1)	LS&CO. Contributions for Retiree coverage under the Under Age 65 Design set forth in Section 11 shall be limited to a maximum contribution per Participant who is an Eligible Retiree, spouse or Domestic Partner each Benefit Plan Year as follows:

Years of Credited Service	Maximum LS&CO. Contribution per Eligible Retiree, spouse or Domestic Partner
15-19	$5,500
20-24	$6,000
25 or more	$6,500

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The maximum contribution limitations set forth in this subsection (1) for Under Age 65 Design coverage shall not apply to a Retiree who retired prior to January 1, 1989 or to his or her Eligible Dependents.

(2)	LS&CO Contributions for Retiree coverage under the Age 65 and Over Design set forth in Section 11 shall be limited to a maximum contribution per Participant who is an Eligible Retiree, spouse or Domestic Partner each Benefit Plan Year as follows:

Years of Credited Service	Maximum LS&CO. Contribution per Eligible Retiree, spouse or Domestic Partner
15-19	$1,800
20-24	$1,900
25 or more	$2,000”

10.	Section 3.6(c)(4) of the Plan is deleted, effective January 1, 2004, and the following is inserted in lieu thereof:

“The amount of Required Contributions of an Eligible Retiree Participant and his or her Eligible Dependents shall depend on such Retiree’s Years of LS&CO. Service on the date he retires and shall be determined in the sole discretion of the Committee.”

11.	Section 4.3 of the Plan is amended, effective January 1, 2004, as follows:

•	The following new subsection (7) is added at the end of subsection (a):

“ninety (90) days after the Plan Administrator requests repayment from the Employee Participant (or any Covered Dependent of the Employee) of amounts that are subject to reimbursement under the medical or dental plans, overpayments or mistaken payments from the medical or dental plans, unless the Employee Participant (or

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covered Dependent) repays such amounts or sets up a payment schedule for same that is approved by the Plan Administrator in its sole discretion.”

•	The following new subsection (9) is added at the end of subsection (b):

“ninety (90) days after the Plan Administrator requests repayment from the Covered Dependent (or any Employee Participant or other Covered Dependent enrolled in family coverage with the Covered Dependent) of amounts that are subject to reimbursement under the medical or dental plans, overpayments or mistaken payments from the medical or dental plans, unless the Covered Dependent (or any Employee Participant or other Covered Dependent enrolled in family coverage with the Covered Dependent) repays such amounts or sets up a payment schedule for same that is approved by the Plan Administrator in its sole discretion.”

12.	The benefit options described in Section 6 of the Plan are revised as follows:

•	Effective June 1, 2000, the HealthSource Primary Care Option is terminated for Eligible Employees and their Eligible Dependents;

•	Effective June 1, 2002, the Aetna $1,000 Deductible Option is terminated for Eligible Employees and their Eligible Dependents;

•	Effective June 1, 2000, the Aetna $200 Deductible Option is changed to the Aetna $500 Deductible Option. Effective June 1, 2003, the Aetna $500 Deductible Option is terminated for Eligible Employee and their Eligible Dependents; and

•	Effective June 1, 2002, the Aetna HealthFund Option is added to the Plan.

13.	Section 6.1(b)(1) of the Plan is amended, effective June 1 , 2002, by inserting the following new sentence at the end thereof:

“A $250 Deductible is applied for each Hospital inpatient confinement inside the Managed Choice Network.”

14.	Section 6.1(b)(2) of the Plan is amended, effective June 1, 2002, by changing the individual Deductible amount to $1,000, the family Deductible amount to $2,000 and the out-of-network Hospital inpatient confinement Deductible to $750 per Hospital confinement.

15.	Section 6.1(c) of the Plan is amended, effective June 1, 2000, by changing the individual Deductible amount to $500 and the family Deductible amount to $1,000.

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16.	Section 6.1(f)(1) of the Plan is amended, effective June 1, 2002, by deleting the second, third and fourth sentences therein and inserting the following in lieu thereof:

“The payment percentage rate is generally at 90% of the negotiated PPO Network Provider rate. Charges for Physician visits, however, are payable at 100% after an initial Copayment. PPO Open Choice Options’ In-Network Covered Expenses are subject to an annual $1,000 out-of-pocket maximum and the lifetime benefit maximum.”

17.	Section 6.1(f)(2) of the Plan is amended, effective June 1, 2002, by stating that the individual Deductible amount is $100, the family Deductible amount is $300 and the out-of-pocket maximum is $2,000.

18.	The following new Section 6.1(j) is added to the Plan, effective June 1, 2002, as follows:

“(j)	Aetna HealthFund Option. The Aetna HealthFund Option is available in all Service Areas. LS&CO. will contribute $500 for individual coverage, or $1,000 for family coverage to a health fund account for each Participant who elects this option. The money in this health fund account will be used to reimburse the Participant for Covered Medical Expenses. These Covered Medical Expenses will also be counted toward the Participant’s annual Deductible. The Participant is responsible for any portion of the applicable annual Deductible not covered by the amount in his health fund account. Any portion of the Participant’s health fund account which is not used by the end of the Benefit Plan Year will remain in the Participant’s health fund account for the following Benefit Plan Year. A Participant who seeks medical care services may choose to use a PPO Network Provider (i.e., a Physician, Hospital or other health care Providers listed in the directory of participating Providers) or a non-Network Provider. The Aetna HealthFund Option pays two levels of benefits, depending on where the Participant receives covered medical services (See Section 6.2(b), Schedule of Benefits.):

(1)	The Aetna HealthFund Option’s In-Network Benefit Level pays Covered Expenses at the higher level of benefits but only when the Participant uses a PPO Network Provider. The payment percentage rate is generally at 90% of the negotiated PPO Network Provider rate after the $1,500 annual individual Deductible or $3,000 annual maximum per family Deductible. Aetna HealthFund Option’s In-Network Covered Expenses are subject to an annual $4,000 out-of-pocket maximum per individual, $8,000 out-of-pocket maximum per family (which does not include the Deductible).

(2)	The Aetna HealthFund Option’s Out-of-Network Benefit Level pays Covered Expenses at the lower level of benefits when the

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Participant uses a non-PPO Network Provider. The payment percentage rate is generally at 80% of the UCR after the $1,500 annual individual Deductible or $3,000 annual maximum per family Deductible. Out-of-Network Covered Expenses are subject to an annual $4,000 out-of-pocket maximum per individual, $8,000 out-of-pocket maximum per family (which does not include the Deductible).

(3)	The PPO Network Provider will contact Aetna Utilization Management when recommended services are subject to the Utilization Review and notification requirements discussed in Sections 5.1(b) and 5.2(b)-(f). In some cases, however, the PPO Network Provider will not be responsible, as advised by the ASO, for the required notification and the Participant must make direct contact with Aetna Utilization Management. When a non-Network Provider recommends such services, the Participant is always responsible for contacting Aetna Utilization Management. Otherwise, the Participant will be responsible for paying penalties.”

19.	Section 6.3 of the Plan is amended, effective June 1, 2002, as follows:

•	The Aetna $500 Deductible Option and the Aetna HealthFund Option are added to subsection (b);

•	The Aetna $500 Deductible Option is added to the provisions of subsection (c)(1);

•	The Aetna $500 Deductible Option and the Aetna HealthFund Option are added to the provisions of subsection (c)(3); and

•	The following new subsection (c)(4) is added to the Plan:

“The Managed Choice Option is subject to a Hospital Deductible for both the In-Network Benefit Level and Out-of-Network Benefit Level as set forth in Sections 6.1(b)(1) and 6.1(b)(2).”

20.	Section 6.4 of the Plan is amended, effective June 1, 2002, by adding the Aetna $500 Deductible Option and the Aetna HealthFund Option to the provisions of subsection (a).

21.	Section 6.5(a)(1) of the Plan is deleted, effective June 1, 2000, and the following is inserted in lieu thereof:

“Notwithstanding any provision of the Plan to the contrary, effective June 1, 2000 for Eligible Employees and their Eligible Dependents and for Eligible Retirees who retire on or after June 1, 2000 and their Eligible Dependents, the maximum aggregate amount of Covered Medical

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Expenses that may be paid from the Plan to or on behalf of a Participant throughout his or her lifetime is two million dollars ($2,000,000).”

22.	Section 6.6(c) of the Plan is amended, effective June 1, 2002, by deleting the second sentence therein and inserting the following in lieu thereof:

“However, services and supplies for non-emergency use of an Emergency room are not covered under the Aetna Managed Choice Option and are covered at a payment percentage of 50% for the Aetna PPO Open Choice Option and Aetna HealthFund Option.”

23.	Section 6.8 of the Plan is amended, effective June 1, 2002, as follows:

•	The Aetna $500 Deductible Option is added to the provisions of subsection (a)(1)(B).

•	The Aetna $500 Deductible Option and the Aetna HealthFund Option are added to the provisions of subsection (a)(5)(G).

•	The words “Under the Aetna $200 Deductible Option, the $1,000 Deductible Option, Managed Choice, The Primary Care Plan and the Aetna PPO Open Choice Option” are deleted from the beginning of subsections (c)(7) and (8).

24.	Section 6.9 of the Plan is deleted, effective June 1, 2002, and the attached new Section 6.9 is inserted in lieu thereof.

25.	Section 6.10 of the Plan is deleted, effective June 1, 2002, and the attached new Section 6.10 is inserted in lieu thereof.

26.	Section 6.11(c) of the Plan is deleted, effective June 1, 2002.

27.	Section 6.12 of the Plan is deleted, effective June 1, 2002, and the attached new Section 6.12 is inserted in lieu thereof.

28.	Section 7 of the Plan is deleted, effective June 1, 2001.

29.	Section 11 is amended, effective June 1, 2002, by deleting the references to “Indemnity Dental Plan” as it appears therein and inserting “Aetna Dental PPO Benefits” in lieu thereof.

30.	Section 11.1(c) of the Plan is amended, effective January 1, 2004, by adding the following new subsection (6) at the end thereof:

“Aetna $1,000 Deductible Option, which is the same as the Aetna HealthFund Option as described in Section 6.1(j) and Appendix O except (i) LS&CO. makes no contribution to a health fund account, (ii) the annual individual Deductible is $1,000, and (iii) there is no limit on the annual family Deductible amount.”

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31.	Section 11.1(d) of the Plan is amended, effective January 1, 2004, by adding the following new sentence at the end thereof:

“Notwithstanding the foregoing to the contrary, effective January 1, 2004, the reimbursement of Medicare Part B premiums benefit described in this subsection (d) shall cease.”

32.	Section 11.3 of the Plan is amended, effective January 1, 2004, by deleting the first sentence therein and inserting the following in lieu thereof:

“Notwithstanding the provisions of section 4 as it applies to Eligible Retirees and their Eligible Dependents, the following describes participation provisions applicable to Retiree Health Care Benefits.”

33.	Section 11.3(b)(2) of the Plan is amended, effective January 1, 2004, by deleting the first sentence therein and inserting the following in lieu thereof:

“Eligible Retirees and their Eligible Dependents who were covered under the Aetna Managed Choice Option or the HealthSource Primary Care Option immediately prior to retirement shall be eligible for Retiree Health Care Benefits based on the coverage options in which he participated as an active Employee immediately prior to the date that he retired.”

34.	The following new Section 11.3(b)(4) is added to the Plan, effective as set forth below:

“(4)	Effective June 1, 2002, Eligible Retirees and their Eligible Dependents who were covered under the Aetna HealthFund Option immediately prior to retirement shall be eligible for Retiree Health Care Benefits under subsection (1) above or under the Aetna Managed Choice Option. Effective January 1, 2004, Eligible Retirees who were covered under the Aetna HealthFund Option immediately prior to retirement and retire on or after January 1, 2004 and their Eligible Dependents shall be eligible for Retiree Health Care Benefits under the Aetna $1,000 Deductible Plan only.”

35.	Section 11.5 of the Plan is amended, effective January 1, 2004, as follows:

•	The following new subsection (6) is added at the end of subsection (a):

“ninety (90) days after the Plan Administrator requests repayment from the Eligible Retiree (or any Covered Dependent of the Retiree) of amounts that are subject to reimbursement under the medical or dental plans, overpayments or mistaken payments from the medical or dental plans, unless the Eligible Retiree (or covered Dependent) repays such amounts or sets up a payment schedule for same that is approved by the Plan Administrator in its sole discretion.”

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•	The following new subsection (8) is added at the end of subsection (b):

“ninety (90) days after the Plan Administrator requests repayment from the Covered Dependent (or any Eligible Retiree or other Covered Dependent enrolled in family coverage with the Covered Dependent) of amounts that are subject to reimbursement under the medical or dental plans, overpayments or mistaken payments from the medical or dental plans, unless the Covered Dependent (or any Eligible Retiree or other Covered Dependent enrolled in family coverage with the Covered Dependent) repays such amounts or sets up a payment schedule for same that is approved by the Plan Administrator in its sole discretion.”

36.	Section 11.6(b) of the Plan is amended for Retirees who retired prior to January 1, 2001 and their Eligible Dependents, effective June 1, 2004, to provide that the Deductible amount per Participant, including each covered Dependent, for any Benefit Plan Year is equal to the first $500 of Covered Medical and Dental Expenses.

37.	Section 11.6(d) of the Plan is amended for Retirees who retired prior to January 1, 2001 and their Eligible Dependents, effective April 1, 2003, to provide that the out-of-pocket maximum cost per Participant for any and all Covered Medical Expenses and Covered Dental Expenses under the Under Age 65 Design shall be $1,500 per Benefit Plan Year.

38.	Section 11.7 of the Plan is amended, effective January 1, 2004, by inserting the following new sentence at the beginning thereof:

“Effective January 1, 2004, all benefits under this Section 11.7, except prescription drug benefits described in Section 11.7(e), are terminated with respect to treatment received on or after January 1, 2004.”

39.	Section 11.7 of the Plan is amended, effective January 1, 2004, by adding the following new subsection (e) at the end thereof:

“(e)	Prescription Drug Benefits. The Age 65 and Over Design shall provide the prescription drug benefit described in Section 6.9 of the Plan.”

40.	Section 18.7 of the Plan is amended, effective January 1, 2004, by adding the following new sentence at the end thereof:

“The participation of a Participant who fails to repay the Plan the amount due shall be terminated pursuant to subsections 4.3(a)(7), 4.3(b)(9), 11.5(a)(6) and 11.5(b)(8) without regard to whether a claim brought by the Plan under this subsection is enforceable.”

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41.	Section 19.7 of the Plan is deleted, effective January 1, 2004, and the following is inserted in lieu thereof:

“19.7	Acts of Third Parties

The provisions of this Section apply in the event that the Plan provides medical or dental benefits to a Participant relating to an illness, injury, disability or death incurred as a result of the action or omission of a Third Party who is or may be responsible or liable for all or part of such expenses. Further, the provisions of this Section extend to benefits the Plan provides to a Participant relating to illness, injury, disability or death to the extent that payment is or may be made under the terms of any ‘no-fault’ type of automobile policy, an uninsured or underinsured motorist coverage under an automobile policy, any homeowner’s policy, workers’ compensation, or any other insurance coverage.

The Plan also shall have exclusive rights to, and the right of first reimbursement from and priority over, any amounts recovered or otherwise received by or on behalf of the Participant as the result of an illness, injury, disability or death that is or may be the responsibility or liability of a Third Party. The Participant shall immediately reimburse the Plan for the full amount of any and all benefits paid in connection with such illness, injury, disability or death, up to the amount the Participant recovers or otherwise receives. The Plan’s right of reimbursement shall apply to the first dollar of any amounts recovered or otherwise received from the Third Party, without regard to whether the Participant has been or will be made whole, and without regard to any expressed allocation of the amounts recovered by or on behalf of the Participant. The Plan’s right of reimbursement applies regardless of the label assigned to the recovery, and regardless of any purported allocation or itemization of such recovery to specific types of injuries. If the recovery is for damages other than for medical expenses, such as pain and suffering, the Participant will still be required to reimburse the Plan first. The Plan’s right, and the amount to be reimbursed to the Plan, shall equal the amount of benefits the Participant received from the Plan, adjusted by the Participant’s reasonable share of attorneys’ fees and costs to obtain payment from the Third Party (but not more than a one-third reduction for such fees and costs), but shall not exceed the amount the Participant actually received from the Third Party.

Any settlement proceeds, assets collected from judgments and recoveries paid by a Third Party shall be held for the Plan and the Plan’s interest therein shall be protected to the same extent as if such proceeds or assets were held in trust for the benefit of the Plan to the extent of the amount paid by the Plan and subject to reimbursement to the Plan. To the extent the Participant has control over such assets, the Participant shall exercise all authorities consistent with the Plan’s interest in such assets. To the extent not otherwise paid to the Plan, the amount due to the Plan will reduce any other present or future benefits payable from the Plan to or on

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behalf of the Participant. The participation of a Participant who fails to repay the Plan the amount due shall be terminated pursuant to Sections 4.3(a)(7), 4.3(b)(9), 11.5(a)(6) and 11.5(b)(8) without regard to whether a claim brought by the Plan under this Section is enforceable.

As a condition to participation in the Plan and the Plan’s making any payments for medical or dental care expenses, the Participant shall cooperate fully with the Plan’s recovery under this Section, including but not limited to (i) notifying the Plan Administrator in advance of initiating (or a Third Party initiating on the Participant’s behalf) any action against a Third Party or in advance of any recovery from a Third Party; (ii) executing and delivering any documents and instruments required to secure the Plan’s right of reimbursement, (iii) doing nothing to prejudice the Plan’s right of reimbursement or the Plan’s right to enforce any reimbursement agreement; (iv) participating in any other reasonable requirements necessary to secure the Plan’s right of reimbursement, including cooperating in connection with litigation; (v) consenting to judgment for the Plan: (vi) agreeing not to assert a defense under Section 502 of ERISA to a claim made by the Plan; (vii) agreeing that a claim brought by the Plan to enforce its rights under this Section is an equitable claim; (viii) recognizing that proceeds or assets recovered by the Participant from a Third Party are held in trust or constructive trust for the Plan.”

42.	Appendices A, B, F, G, H and I of the Plan are deleted, effective June 1, 2002, and the attached Appendices A, B, F, G, H and I are inserted in lieu thereof.

43.	The attached new Appendices N and O are added to the Plan, effective June 1, 2002, to describe the Aetna $500 Deductible Option and the Aetna HealthFund Option.

44.	The Manager, Health and Welfare Plans is authorized, in his or her sole discretion, to revise the attachments hereto and/or to add attachments describing the medical and dental benefits under the Plan prior to the date the Plan is restated.

*    *    *

IN WITNESS WHEREOF, the undersigned has set his hand hereunto,                                     , 2003.

LEVI STRAUSS & CO.

/s/ FRED D. PAULENICH

Fred D. Paulenich Senior Vice President

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Attachment to Sixth Amendment - Section 6.9

6.9 Prescription Drugs and Medicines. Covered Medical Expenses described in this Section 6.9 of the Plan consist of charges for outpatient drugs and medicines approved by the Food and Drug Administration for general use by the public requiring a written prescription by a Physician or Dentist and dispensed by a licensed pharmacist or Physician for the treatment of a diagnosed illness or injury. The Plan provides benefits under one of the outpatient prescription drug programs described in subsections (a) and (b) below:

(a)	Subject to the Prescription Drug Benefit Exclusions (subsection (b) below), benefits shall be provided as follows:

(1)	APM Benefits - Prescription drug benefits are provided under Plan contract with Aetna Pharmacy Management (“APM”) through participating pharmacies. When a participating pharmacy is used to fill a prescription, the Participant shall pay the Copayment amount set forth in the Appendices; the Plan pays the balance.

(A)	Prescriptions must be filled at a participating pharmacy using the Participant’s APM identification card. A directory of the APM participating pharmacies shall be provided to applicable Plan Participants.

(B)	The Copayment shall be required for a 30-day supply of a drug or medication filled by an APM participating pharmacy. A prescription for insulin and hypodermic needles requires two Copayments.

(C)	A brand-name drug shall be provided on the same basis, except with respect to the amount of the Copayment, as a generic drug only if:

1.	the prescribing Physician or Dentist indicates “Dispense As Written” on the prescription;

2.	there is no generic equivalent to the prescribed brand-name drug; or

3.	the participating pharmacy is unable to supply the generic drug at the time of purchase.

(D)	The Plan does not cover prescriptions dispensed at a participating pharmacy unless the Participant presents his APM card at the time the prescription is dispensed.

(E)	The Plan does not cover prescriptions dispensed at a non-preferred pharmacy except in the event needed to treat an Emergency condition. In the event of an Emergency, prescription drugs obtained at a non-preferred pharmacy will be covered at the preferred level as described in this Subsection (1).

(2)	Charges for prescription drugs for smoking cessation, when accompanied with a medical diagnosis which makes stopping smoking critical, shall be payable only under Section 6.8(c)(5) of the Plan. Such charges are not covered as Prescription Drug Benefits.

(3)	Mail Order Prescription Program - Mail order prescription drugs are provided through Express Pharmacy Services. Prescriptions ordered by mail must be medications taken on a regular basis (maintenance medications) for the treatment of chronic or long term conditions for period of 30 days or longer. Each prescription may be filled for a 90-day supply. The Participant shall pay the Copayment amount set forth in the Appendices; the Plan shall pay the balance of the cost.

(4)	All of the following items are excluded under the mail order program:

(A)	Prescription vitamins (except pre-natal)

(B)	Rogaine/Minoxidil solution

(C)	Appetite suppressants

(D)	Retin-A

(E)	Smoking cessation medications

(b)	Prescription Drug Benefit Exclusions. Charges for any of the following shall be excluded from prescription drug benefits:

(1)	Drugs or medicines legally available without a Physician’s or Dentist’s prescription;

(2)	Prescription drugs that may be received without charge through local, state or federal programs;

(3)	Experimental drugs or drugs labeled “Caution: limited by federal law to investigational use;

(4)	Drugs or medicines that, in whole or in part, are to be taken or administered while the Participant is in a Hospital, rest home, sanitarium, extended care facility, Convalescent Hospital, Skilled Nursing Facility or similar institution;

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(5)	Any prescription for which the actual charge to you is less than the Copayment;

(6)	A device of any type unless it’s specifically included as a prescription drug;

(7)	Any drug entirely consumed (taken) when and where it is prescribed;

(8)	Less than a 30-day supply of any prescription filled through the Plan’s mail order service;

(9)	More than a 30-day supply of a prescription filled at a retail pharmacy;

(10)	Administration or injection of any drug;

(11)	Certain injectable drugs:

•	Allergy sera or extracts; and

•	More than 48 kits or 96 vials of Imitrex dispensed to a Participant in any Benefit Plan Year;

(12)	More than the number of refills specified by the prescribing Physician;

(13)	Any refill of a drug dispensed more than one year after the latest prescription for it, or as permitted by law where the drug is dispensed;

(14)	Any drug provided on an outpatient basis by a health care facility if benefits are paid for it under any other part of this Plan;

(15)	Immunization agents;

(16)	Biological sera and blood products;

(17)	Vitamins;

(18)	Nutritional supplements (unless they are the only source of nutrition in a life-sustaining situation);

(19)	Infertility drugs, except oral infertility drugs;

(20)	Drugs or supplies used to treat erectile dysfunction, impotence or sexual dysfunction or inadequacy, including but not limited to:

•	Sildenafil citrate;

•	Phentolamine;

•	Apomorphine;

•	Alprostadil; or

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•	Any other drug in a similar or identical class that has a similar or identical mode of action or produces similar or identical outcomes;

(21)	Appetite suppressants;

(22)	A prescription drug dispensed by a non-preferred mail order pharmacy;

(23)	Retin-A for Participants twenty-six (26) years of age or older, unless it is Medically Necessary to treat severe acne, and the Participant submits a prescription claim with the Claims Administrator along with written documentation from the prescribing Physician; or

(24)	Smoking Cessation Medications. However, if a Participant qualifies for such medication under Section 6.8(c)(5) of the Plan, the Participant may file a claim with the Claim Administrator for reimbursement at 80% of cost after applicable Deductible. Such claim must include written documentation from the prescribing Physician.

4

Attachment to Sixth Amendment - Section 6.10

6.10 Preventive Care Services. Covered Expenses consist of charges for preventive care services and are covered as follows:

(a)	Well Baby Care and Well Child Check-ups. Preventive care services shall include Physician office visits for routine pediatric examinations and covered immunizations, as described below.

(1)	Aetna Managed Choice Option In-Network Benefit Level (only) - Physician office visits for routine pediatric examinations, as follows, and covered immunizations described in subsection (5) below. Applicable Copayment is required.

(A)	Six pediatric examinations during the first year following date of birth;

(B)	Three pediatric examinations during the second year following date of birth;

(C)	One pediatric examination per year after the second year following date of birth to age six (6); and

(D)	One examination in a 12-consecutive-month period for Participants age six (6) and older.

(2)	Aetna PPO Open Choice Option - Physician office visits for routine pediatric examinations, as follows, and covered immunizations described in subsection (5) below.

(A)	Nine pediatric examinations (aggregate) before age four (4); and

(B)	One pediatric examination per year for Participants from age four (4) through age sixteen (16).

When examination is by a Network Provider, only applicable Copayment is required. When examination is by a non-Network Provider, Benefit Level is 75% with no Deductible.

(3)	Aetna $500 Deductible Option – Each Participant has a $200 allowance per Benefit Plan Year for all preventive care. This allowance may be applied to Physician office visits for routine pediatric examinations and immunizations.

(4)	Aetna HealthFund Option - Physician office visits for routine pediatric examinations, as follows, and covered immunizations described in subsection (5) below.

(A)	Six pediatric examinations during the first year following the Participant’s date of birth;

(B)	Two pediatric examinations during the second year following the Participant’s date of birth;

(C)	One pediatric examination per year for Participants from age two (2) to age eighteen (18); and

(D)	Once every 24-consecutive-month period for Participants over age eighteen (18).

When examination is by a Network Provider, Benefit Level is 90% after Deductible is met. When examination is by a non-Network Provider, Benefit Level is 80% after the Deductible is met.

(5)	Covered Immunizations - All of the following are included as covered immunizations under this subsection (a):

AGE AND FREQUENCY OF IMMUNIZATIONS

BIRTH TO 2 YEARS
Diphtheria/Tetanus/Pertussis-`	Ages 2, 4, 6 & 12-18 months
Oral Polio Virus	Ages 2, 4 & 6-18 months
Mumps/Measles/Rubella	Age 12-15 months
Tuberculin Skin Test	Once in first 2 years
Haemophilus Influenza Type B Conjugate	4 doses at 2 to 6 months
3 doses at 7 to 11 months
1 dose at 15 to 59 months
Hepatitis B-	3 doses in first 18 months
Varicella (chickenpox)	1 dose between 12 months and 2 years
2 to 6 YEARS
Tuberculin Skin Test	Once between ages 2 and 6 years
Diphtheria/Tetanus/Pertussis	Once between age 4 and 6 years
Oral Polio Virus	Once between age 4 and 6 years
Mumps/Measles/Rubella	Once between age 4 and 6 years OR 11 and 12 years

2

(b)	Routine Physical Examination. Covered services shall include services ordered by a Physician in connection with a medical examination for a reason other than to diagnose or treat a suspected or an identified injury or disease, including, but not limited to x-rays, laboratory test, health screening, such as colon-rectal or prostate examinations, and other tests; except that a routine physical examination shall not include vision and hearing tests. Covered services shall also include covered immunizations described in subsection (5) below. Coverage limitations are as follows:

(1)	Aetna Managed Choice Option’s In-Network Benefit Level (only) - One routine physical during any 12-consecutive-month period with such services as determined by the Primary Care Physician. Applicable Copayment required.

(2)	Aetna PPO Open Choice Option - Services in connection with one routine physical examination for Participants age 17 and older every year. When examination is by a Network Provider, only applicable Copayment is required. No coverage is provided when the examination is by a non-Network Provider.

(3)	Aetna $500 Deductible Option – Each Participant has a $200 allowance per Benefit Plan Year for all preventive care. This allowance may be applied to routine physical examinations and immunizations.

(4)	Aetna HealthFund Option - Services in connection with (i) one routine physical examination for Participants age 18 through age 64 every 24 months, and (ii) one routine physical examination for Participants age 65 and older every 12 months. When examination is by a Network Provider, Benefits Level is 90% after the Deductible is met. When examination is by a non-Network Provider, Benefit Level is 80% after the Deductible is met.

(5)	Covered Immunizations - All of the following are included as covered immunizations under this subsection (b):

AGE AND FREQUENCY OF IMMUNIZATIONS

7 TO 12 YEARS
Mumps/Measles/Rubella	once between ages 11 and 12 years if second dose not done between ages 4 and 6 years
13 to 18 YEARS
Tetanus/Diphtheria Booster	once between ages 11 and 16 years
19 to 39 YEARS
Tetanus/Diphtheria Booster	Once every 10 years
Mumps/Measles/Rubella	once between ages 19 and 39 years for persons born after 1956 who lack evidence of immunity to measles
40 to 64 YEARS
Tetanus/Diphtheria Booster	once every 10 years
65+ YEARS
Tetanus/Diphtheria Booster	once every 10 years
Pneumovax	once for over age 65
Influenza Vaccine	Annually

3

(c)	Routine Obstetrics/Gynecological (OB/GYN) Examinations. Examination, including PAP smear and related laboratory tests. Covered services are limited to:

(1)	Aetna Managed Choice Option’s In-Network Benefit Level - One routine ob/gyn examination per Benefit Plan Year on a self-referral basis to a Network Provider.

(2)	Aetna PPO Open Choice Option’s In-Network Benefit Level and Out-of-Network Benefit Level - Services in connection with one routine ob/gyn examination per Benefit Plan Year is included with benefits for routine physical examination.

(3)	Aetna $500 Deductible Option – Each Participant has a $200 allowance per Benefit Plan Year for all preventive care. This allowance may be applied to routine ob/gyn examinations.

(4)	Aetna HealthFund Option - Services in connection with one routine ob/gyn examination per Benefit Plan Year is included with benefits for routine physical examination.

(d)	Eye and Hearing Examination. One eye examination furnished by a legally qualified Ophthalmologist or Optometrist and one hearing examination performed by an otolaryngologist, otologist or legally qualified audiologist during any 24-consecutive-month period. This benefit applies only under the Aetna Managed Choice Option’s In-Network Benefit Level.

(e)	Routine Mammography. Mammography screening in accordance with the following age and frequency schedules, which are based on guidelines suggested by the American Cancer Society:

(1)	Aetna PPO Open Choice Option - Mammography screening is covered without any age or frequency limitation.

(2)	Aetna Managed Choice Option, Aetna $500 Deductible Option and Aetna HealthFund Option:

(A)	One baseline mammogram for women age 35 – 39

(B)	One mammogram every 12 months for women age 40 and over.

If, however, an abnormal condition is diagnosed and a mammogram is ordered by the attending Physician to aid the diagnosis, the mammogram shall be covered regardless of age.

4

(f)	Prostate Screening. Charges for one digital rectal examination and prostate specific antigen (PSA) test for men, as follows:

(1)	Aetna PPO Open Choice - Once every 12 months for men age 40 and over.

(2)	Aetna Managed Choice Option, Aetna $500 Deductible Option, Aetna HealthFund Option - Covered under provisions for routine physical examinations.

5

Attachment to Sixth Amendment - Section 6.12

6.12 Voluntary Family Planning Services. All of the following family planning services shall be Covered Medical Expenses to the extent that they are included in the Schedule of Benefits, and Section 6.2(b), applicable to the medical coverage options under the Plan:

(a)	Medical history, physical examination and related laboratory tests;

(b)	Medical supervision in accordance with generally accepted medical practice, information and counseling on contraception; and

(c)	After appropriate counseling,

(1)	Medical services connected with surgical therapies, such as vasectomy or tubal ligation;

(2)	Elective abortion; and

(3)	Diagnostic services to establish cause or reason for infertility and approved surgical treatment programs that have been established to have a reasonable likelihood of resulting in fertility. Treatment in conjunction with artificial insemination, in vitro fertilization or Gamete Intra Fallopian Transfer (“GIFT”) are not covered except as provided in (4) below or in the Schedule of Benefits.

(4)	Aetna HeathFund Option, Aetna $500 Deductible Option and Managed Choice Option - The following Infertility Services are Covered Medical Expenses as follows:

(A)	The Aetna HealthFund Option covers certain infertility services when all of the following tests are met:

1.	A female Participant who is an Employee, Spouse, or Domestic Partner has a condition that:

•	Is a demonstrated cause of infertility; and

•	Has been recognized by a gynecologist or infertility specialist; and

•	Is not caused by voluntary sterilization or a hysterectomy;

Or

For a female Participant who is an Employee, Spouse or Domestic Partner who is:

•	Under age 35 and has not been able to conceive after either one year or more without contraception or 12 cycles of artificial insemination; or

•	Is age 35 or older and has not been able to conceive after either six months without contraception or 6 cycles of artificial insemination.

2.	The procedures are performed on an outpatient basis.

3.	FSH levels are less than or equal to 19 miU on day 3 of the menstrual cycle.

4.	The female cannot become pregnant through less costly treatment that is covered under the Plan.

(B)	When a female Participant who is an Employee, Spouse or Domestic Partner meets the criteria in (A), the Plan covers the following services:

1.	Ovulation induction with ovulatory stimulant drugs, subject to a maximum of 6 courses of treatment in her lifetime.

2.	Artificial insemination, subject to a maximum of 6 courses of treatment in her lifetime.

3.	A course of treatment is one cycle of treatment that corresponds to one ovulation attempt.

(C)	Infertility Services do not include charges for:

1.	Purchase of donor sperm or storage of sperm.

2.	Care of donor egg retrievals or transfers.

3.	Cryopreservation or storage of cryopreserved embryos.

4.	Gestational carrier programs.

5.	Home ovulation prediction kits.

6.	In vitro fertilization, gamete intrafallopian tube transfer, zygote intrafallopian tube transfer and intracytoplasmic sperm injection.

7.	Frozen embryo transfers, including thawing.

2

(D)	Advanced Reproductive Technology (ART)

The plan covers advanced reproductive technology expenses when all of the following tests are met:

1.	The female Participant who is an Employee, Spouse or Domestic Partner has a condition that:

•	Is a demonstrated cause of infertility; and

•	Has been recognized by a gynecologist or infertility specialist; and

•	Is not caused by voluntary sterilization or a hysterectomy;

Or

For a female Participant who is an Employee, Spouse or Domestic Partner who is:

•	Under age 35 and has not been able to conceive after either one year or more without contraception or 12 cycles of artificial insemination; or

•	Is age 35 or older and has not been able to conceive after either six months without contraception or 6 cycles of artificial insemination.

2.	The procedures are performed on an outpatient basis.

3.	FSH levels are less than or equal to 19 miU on day 3 of the menstrual cycle.

4.	The female can’t become pregnant through less costly treatment that is covered under the Plan.

(E)	When a female meets the criteria in (D), the Plan covers the following services:

1.	In vitro fertilization (IVF);

2.	Zygote intra-fallopian transfer (ZIFT);

3.	Gamete intra-fallopian transfer (GIFT);

4.	Cryopreserved embryo transfers:

5.	Intracytoplasmic sperm injections (ICSI) or ovum microsurgy;

6.	Care associated with a donor IVF program, including fertilization and culture; and

3

7.	Services to obtain the sperm of a covered partner.

(F)	ART does not include:

1.	Purchase of donor sperm.

2.	Care of donor egg retrievals or transfers.

3.	Cryopreservation or storage of cryopreserved embryos.

4.	Prescription drugs, except as described in Section 6.9.

5.	Gestational carrier programs.

6.	Home ovulation prediction kits.

(G)	Benefit Plan Year Maximum (Combined with Infertility Services Expenses and Advanced Reproductive Technology Expenses):

Not more than $3,000 will be paid for all infertility services expenses and advanced reproductive technology expenses per Benefit Plan Year.

(d)	Under the Aetna $500 Deductible Option, the Aetna PPO Open Choice Option, and the Managed Choice Option, covered services shall include only the removal (deposit) and analysis of sperm or eggs due to an Employee Participant or a Spouse Participant undergoing chemotherapy or radiology which may result in sterility. The expenses for such services shall be payable at a percentage rate of 50%. Charges for storage or use of the sperm or eggs in future artificial insemination are not covered.

4

Attachment to Sixth Amendment - Appendices

APPENDIX A

AETNA MANAGED CHOICE OPTION’S IN-NETWORK BENEFIT LEVEL

SCHEDULE OF BENEFITS

(Effective June 1, 2002

(April 1, 2003 for Eligible Retirees and their Eligible Dependents))

A.1	ANNUAL DEDUCTIBLE (PER BENEFIT PLAN YEAR)	NONE

A.2	OUT-OF-POCKET MAXIMUM (PER BENEFIT PLAN YEAR)	NONE

A.3	LIFETIME BENEFIT MAXIMUMS (Active Employees, Disabled Employees And Their Covered Dependents)

	(a) Overall Lifetime benefit maximum	$2,000,000
	(b) Speech Therapy	$5,000

Note: All lifetime and annual benefit maximums include the combined total of such benefits payable under in-network, out-of-network and any other of the medical coverage options.

A.4	COVERED SERVICES

Expense - Managed Choice	Plan Section	Benefit Level In-Network
(a) Hospital Care Service

(1) Inpatient Services	6.6(a)	100%	After $250 Hospital Deductible per confinement.

(2) Outpatient Surgical Facility	6.6(b)	100%

(3) Emergency Room (Non-Emergency Services in Emergency Room Not Covered)	6.6(c)	100%	After $75.00 Copayment (Copayment waived if admitted to Hospital).

(4) Other Facilities/Programs

-Birthing Center	6.6(d)	100%

-Convalescent Facility	6.6(d)	(See Skilled Nursing Facility.)

-Home Health Care	6.6(d)	100%	If PCP Certified; After $15 Copayment per visit, up to 120 visits per Benefit Plan Year.

-Hospice Care Facility/Center	6.6(d)	100%	If PCP Certified: Inpatient up to maximum 30 days per lifetime; Outpatient up to maximum $7,500 per lifetime.

-Skilled Nursing Facility	6.6(d)	100%	If PCP Certified: up to 60 Days per Benefit Plan Year (Custodial Care not covered).

(5) Ambulance Services	6.6(e)	100%	If PCP Certified or life-threatening situation.

Expense - Managed Choice	Plan Section	Benefit Level In-Network
(b) Surgical Care Services

(1) Surgeon/Assistant Surgeon	6.7(a)	100%	(Other than Physician’s office.)

(2) Anesthesiologist	6.7(b)	100%

(3) Acupuncture (Anesthesia)	6.7(c)	100%

(4) Breast Reconstruction	6.7(d)	100%

(5) Teeth, Mouth & Jaws	6.7(e)	100%

(6) Other Surgical Procedures	6.7(f)	100%

(c) Medical Care Services

(1) Physician Services	6.8(a)

-Second Opinion	6.8(a)(1)	100%	If PCP Certified.

-Emergency Room Care	6.8(a)(2)	100%	After $75 Copayment (waived if admitted)

-Home/Office Visits (including surgery or diagnostic x-ray/lab in Physician’s office)	6.8(a)(3)	100%	After $15 Copayment.

-Hospital Visits	6.8(a)(4)	100%

-Other Physician Services	6.8(a)(5)	100%

-Chiropractor Services	6.8(a)(6)	100%	Up to 20 visits per Benefit Plan Year.

(2) Professional Services (Other)	6.8(b)

-Occupational/Physical Therapies	6.8(b)(1)	100%	If PCP Certified: short term rehabilitation for up to 60 visits per Benefit Plan Year for acute conditions only.

-Speech Therapy	6.8(b)(2)	100%	Up to $5,000 lifetime maximum; If PCP Certified.

-Cardiac Rehabilitation	6.8(b)(3)	100%	If PCP Certified: rehabilitation for up to 12 weeks per diagnosis, if Medically Necessary.

-Allergy Testing/Treatment	6.8(b)(4)	100%	After $7 Copayment.

-Biofeedback Treatment	6.8(b)(5)	100%	If PCP Certified.

-Outpatient Pre & Post-Admission Testing	6.8(b)(6)	100%	If PCP Certified.

-Diagnostic X-ray/Lab	6.8(b)(7)	100%	(Other than in Physician’s office)

-Private Duty Nursing	6.8(b)(8)	100%	If PCP Certified: up to 70 shifts per Benefit Plan Year, one shift equals eight hours.

(3) Medical Supplies & Aids	6.8(c)	100%	If PCP Certified; except smoking cessation products (6.8(c) (5)) are not payable in-Network.

Expense - Managed Choice	Plan Section	Benefit Level In-Network
(d) Prescription Drugs & Medicines

(1) Member Pharmacies	6.9(a)(1)	100%

After Copayment of, effective June 1, 2002 (April 1, 2003 for Eligible Retirees and their Eligible Dependents): $10/each generic drug, $20/each formulary brand name drug and $30/each non-formulary brand name drug at a participating pharmacy for up to 30-day supply. [Effective January 1, 2004: $10/each generic drug, $30/each formulary brand name drug and $45/each non-formulary brand name drug; 30 day supply. Effective June 1, 2004 (January 1, 2004 for Eligible Retirees and their Eligible Dependents): $50 annual deductible also applies.

Out-of-Network pharmacies not covered

(2) Mail Order Prescriptions	6.9(a)(3)	100%	After Copayment of, effective June 1, 2002 (April 1, 2003 for Eligible Retirees and their Eligible Dependents): $10/each generic drug, $20/each formulary brand name drug and $30/each non-formulary brand name drug for up to 90-day supply. Effective June 1, 2003 for Eligible Employees and their Eligible Dependents: $20/each generic drug, $40/each formulary brand name drug and $60/each non-formulary brand name drug; 90 day supply. Effective January 1, 2004: $20/each generic drug, $60/each formulary brand name drug and $90/each non-formulary brand name drug; 90 day supply. Effective June 1, 2004 (January 1, 2004 for Eligible Retirees and their Eligible Dependents): $50 annual deductible also applies.

(e) Preventive Care Services

(1) Well Baby/Child Care	6.10(a)	100%	After $15 Copayment per visit. Up to age 1, 6 visits Age 1 to 2, 3 visits Ages 2 to 7, 1 visit per Benefit Plan Year

(2) Routine Physical Examinations	6.10(b)	100%	After $15 Copayment; One routine physical in a 24-month period for ages 6 and up.

Expense - Managed Choice	Plan Section	Benefit Level In-Network
(3) Routine Ob/Gyn Examinations	6.10(c)	100%	After $15 Copayment.

(4) Eye and Hearing Examinations	6.10(d)	100%	After $15 Copayment per visit; One exam each (eyes/hearing) in a 24-month period.

(5) Routine Mammography	6.10(e)	100%

(f) Organ Transplant Services	6.11	Same as for Hospital, Surgery and Medical Care Services (above), except as otherwise specified.

(g) Voluntary Family Planning Services	6.12	Same as for Hospital, Surgery and Medical Care Services (above), except as otherwise specified.

(1) Vasectomy	6.12(c)	100%	After $50 Copayment.

(2) Tubal ligation	6.12(c)	100%	After $150 Copayment.

(3) Voluntary Abortion	6.12(c)	100%	After $150 Copayment.

(4) Infertility, diagnostic & surgical	6.12(c)	Same as for Hospital, Surgery and Medical Care Services (above) that are covered under this expense, up to $3,000 maximum benefit per year.

(h) Mental Health and Substance Abuse

(1) Mental Health		If PCP Certified:

(A) Inpatient Services	6.13(a)	After $250 Hospital Deductible per confinement, 100% up to 30 days per Benefit Plan Year; Combined with substance abuse benefits.

(B) Outpatient Services	6.13(a)	100%	After $25 Copayment per visit; Maximum 25 visits per Benefit Plan Year, if clinically necessary. Combined with substance abuse benefits.

(2) Substance Abuse		If PCP Certified; Limited to two treatment programs per lifetime per individual.

(A) Inpatient Services	6.13(b)	After $250 Hospital Deductible per confinement, 100% up to 30 days per Benefit Plan Year; Combined with mental health benefits.

(B) Outpatient Services	6.13(b)	100%	After $25 Copayment per visit, up to 25 visits per Benefit Plan Year, if clinically necessary. Combined with mental health benefits.

A.5	MEDICAL EMERGENCIES

In the event of a medical emergency, the Aetna Managed Choice Option provides full coverage of any related Covered Expenses, regardless of the Provider, if the Utilization Review Program requirements described in Section 5.2 are satisfied.

A.6	SPECIFIC EXCLUSIONS

See Section 6.14, Exclusions and Limitations.

A.7	UTILIZATION REVIEW

The Primary Care Physician will initiate Utilization Review on behalf of the Participant.

A.8	CLAIMS SUBMISSION

No Claim Forms need be submitted.

APPENDIX B

AETNA MANAGED CHOICE OPTION’S OUT-OF-NETWORK BENEFIT LEVEL

SCHEDULE OF BENEFITS

(Effective as of June 1, 2002 (April 1, 2003 for Eligible

Retirees and their Eligible Dependents))

B.1	ANNUAL DEDUCTIBLE (PER BENEFIT PLAN YEAR)

	(a) Per Individual	$1,000
	(b) Family Maximum	$2,000

B.2	OUT-OF-POCKET MAXIMUM* (PER BENEFIT PLAN YEAR)

Per Individual	$5,000
Family Maximum	$10,000

*Excludes Participant’s expenses for: Deductibles and Copayments, Utilization Review penalty Payment(s), charges in excess of UCR, expenses paid at 50% Coinsurance rate and services excluded under the Plan.

B.3	LIFETIME BENEFIT MAXIMUMS (Active Employees, Disabled Employees and Their Covered Dependents)

	(a) Overall Lifetime benefit maximum	$2,000,000
	(b) Speech Therapy	$5,000

Note: All lifetime and annual benefit maximums include the combined total of such benefits payable under in-network, out-of-network and any other of the medical coverage options.

B.4	COVERED SERVICES

Expense — Managed Choice	Plan Section	Benefit Level Out-of-Network
(a) Hospital Care Service

(1) Inpatient Services	6.6(a)	70%	After the annual Deductible plus a $750 Hospital Deductible per confinement

(2) Outpatient Surgical Facility	6.6(b)	70%	After annual Deductible

(3) Emergency Room (Non-Emergency Services Not Covered)	6.6(c)	100%	After $75 Copayment (Copayment waived if admitted to Hospital)

(4) Other Facilities/Programs

-Birthing Center	6.6(d)	70%	After annual Deductible

-Convalescent Facility	6.6(d)		(See Skilled Nursing Facility)

-Home Health Care	6.6(d)	70%	After annual Deductible, up to 120 visits per Benefit Plan Year.

Expense — Managed Choice	Plan Section	Benefit Level Out-of-Network
-Hospice Care Facility/Center	6.6(d)	70%	After annual Deductible: Inpatient up to maximum 30 days per lifetime; Outpatient up to maximum $7,500 per lifetime.

-Skilled Nursing Facility	6.6(d)	70%	After annual Deductible, up to 60 days per Benefit Plan Year. Custodial Care not covered.

(5) Ambulance Services	6.6(e)	70%	After annual Deductible, if Medically Necessary.

(b) Surgical Care Services

(1) Surgeon/Assistant Surgeon	6.7(a)	70%	After annual Deductible

(2) Anesthesiologist	6.7(b)	70%	After annual Deductible

(3) Acupuncture (Anesthesia)	6.7(c)	70%	After annual Deductible

(4) Breast Reconstruction	6.7(d)	70%	After annual Deductible

(5) Teeth, Mouth & Jaws	6.7(e)	70%	After annual Deductible

(6) Other Surgical Procedures	6.7(f)	70%	After annual Deductible

(c) Medical Care Services

(1) Physician Services	6.8(a)

-Second Opinion	6.8(a)(1)	100%	If Aetna Requested

-Emergency Room Care	6.8(a)(2)	100%	After $75 Copayment (waived if admitted)

-Home/Office Visits	6.8(a)(3)	70%	After annual Deductible

-Hospital Visits	6.8(a)(4)	70%	After annual Deductible

-Other Physician Services	6.8(a)(5)	70%	After annual Deductible

-Chiropractor Services	6.8(a)(6)	70%	After annual Deductible, up to 20 visits per Benefit Plan Year.

(2) Professional Services (Other)	6.8(b)

-Occupational/Physical Therapies	6.8(b)(1)	70%	After annual Deductible: short term rehabilitation for up to 60 visits per Benefit Plan Year for acute conditions only.

-Speech Therapy	6.8(b)(2)	70%	After annual Deductible, up to $5,000 lifetime maximum.

-Cardiac Rehabilitation	6.8(b)(3)	70%	After annual Deductible: rehabilitation for up to 12 weeks per diagnosis, if Medically Necessary.

-Allergy Testing/Treatment	6.8(b)(4)	70%	After annual Deductible

-Biofeedback Treatment	6.8(b)(5)	70%	After annual Deductible

Expense — Managed Choice	Plan Section	Benefit Level Out-of-Network
-Pre & Post-Admission Testing	6.8(b)(6)	70%	After annual Deductible

-Diagnostic X-ray/Lab	6.8(b)(7)	70%	After annual Deductible

-Private Duty Nursing	6.8(b)(8)	70%	After annual Deductible; If Medically Necessary: up to 70 shifts per Benefit Plan Year, one shift equals eight hours.

(3) Medical Supplies & Aids	6.8(c)	70%	After annual Deductible

(d) Prescription Drugs & Medicines	6.9		Not Covered

(e) Preventive Care Services	6.10

(1) Well Baby/Child Care	6.10(a)		Not Covered

(2) Routine Physical Examinations	6.10(b)		Not Covered

(3) Routine Ob/Gyn Examinations	6.10(c)		Not Covered

(4) Eye and Hearing Examinations	6.10(d)		Not Covered

(5) Routine Mammography	6.10(e)	100%	(no Deductible) within age guidelines and ordered by Provider.

		70%	After annual Deductible, outside age guidelines.

(f) Organ Transplant Services	6.11	Same as for Hospital, Surgery and Medical Care Services (above) that are covered under this expense, except as otherwise specified.

(g) Voluntary Family Planning Services	6.12	Same as for Hospital, Surgery and Medical Care Services (above) that are covered under this expense, except as otherwise specified.

(1) Vasectomy	6.12(c)	70%	After annual Deductible

(2) Tubal ligation	6.12(c)	70%	After annual Deductible

(3) Voluntary Abortion	6.12(c)	70%	After annual Deductible

(4) Infertility, diagnostic & surgical	6.12(c)	Same as for Hospital, Surgery and Medical Care Services (above) that are covered under this expense. Excludes in- vitro and artificial insemination.

(h) Mental Health and Substance Abuse

(1) Mental Health

(A) Inpatient Services	6.13(a)	70% after annual Deductible plus $750 Hospital Deductible per confinement, up to 30 days per Benefit Plan Year; Combined with substance abuse benefits.

Expense — Managed Choice	Plan Section	Benefit Level Out-of-Network
(B) Outpatient Services	6.13(a)	50%	After annual Deductible; Maximum 25 visits per Benefit Plan Year, if clinically necessary. Combined with substance abuse benefits.

(2) Substance Abuse		Limited to two treatment programs per lifetime per individual.

(A) Inpatient Services	6.13(b)	70% after annual Deductible and $750 Hospital Deductible per confinement, up to 30 days per Benefit Plan Year; Combined with mental health benefits.

(B) Outpatient Services	6.13(b)	50%	After annual Deductible; Maximum 25 visits per Benefit Plan Year, if clinically necessary. Combined with mental health benefits.

B.5	MEDICAL EMERGENCIES

In the event of a medical emergency, the Participant must follow the Utilization Review requirements described in Section 5.2.

B.6	SPECIFIC EXCLUSIONS

See Section 6.14, Exclusions and Limitations.

B.7	UTILIZATION REVIEW

The Participant must initiate Utilization Review and comply with requirements as described in Section 5.2. Non-compliance penalties shall apply to charges incurred for Hospital confinement, Substance Abuse Treatment Facility, Convalescent Facility, Skilled Nursing Facility, Home Health Facility, Hospice, Private Duty Nursing, Certain Surgical and Medical Procedures.

B.8 CLAIMS SUBMISSION

The Participant must submit claim forms for expenses incurred for covered services to the Claims Administrator on the form and in the manner designated by the Claims Administrator.

APPENDIX F

AETNA PPO OPEN CHOICE OPTION’S IN-NETWORK BENEFIT LEVEL

HAWAII (only)

SCHEDULE OF BENEFITS

(Effective June 1, 2002)

F.1	ANNUAL DEDUCTIBLE (PER BENEFIT PLAN YEAR)

(a) Per Individual	$100
(b) Family Maximum	$200

F.2	OUT-OF-POCKET MAXIMUM* (PER BENEFIT PLAN YEAR)

Per Individual (No Family Maximum)	$1,000

*Excludes Participant’s expenses for: any Copayments, Utilization Review penalty payment(s), charges in excess of UCR and services excluded under the Plan.

F.3	LIFETIME BENEFIT MAXIMUMS

(Active Employees, Disabled Employees And Their Covered Dependents)

(a) Overall Lifetime benefit maximum	$2,000,000
(b) Speech Therapy	5,000

Note: All lifetime and annual benefit maximums include the combined total of such benefits payable under any and all medical coverage options.

F.4	COVERED SERVICES

Expense — PPO Open Choice (6/1/2002)	Plan Section	Benefit Level** In-Network
(a) Hospital Care Service

(1) Inpatient Services	6.6(a)	90%

(2) Outpatient Surgical Facility	6.6(b)	90%

(3) Emergency Room	6.6(c)	90%	Emergency services.

		50%	Non-Emergency services performed in Emergency room.

(4) Other Facilities/Programs

-Birthing Center	6.6(d)	90%

Expense — PPO Open Choice (6/1/2002)	Plan Section	Benefit Level** In-Network
-Convalescent Facility	6.6(d)	90%	Up to 120 days per Benefit Plan Year.

-Home Health Care	6.6(d)	90%	Up to 120 visits per Benefit Plan Year.

-Hospice Care Facility/Center	6.6(d)	90%	Inpatient

		90%	Outpatient, $5,000 maximum per lifetime.

-Skilled Nursing Facility	6.6(d)		(See Convalescent Facility)

(5) Ambulance Services	6.6(e)	90%

(b) Surgical Care Services

(1) Surgeon/Assistant Surgeon	6.7(a)	90%

(2) Anesthesiologist	6.7(b)	90%

(3) Acupuncture (Anesthesia)	6.7(c)	90%

(4) Breast Reconstruction	6.7(d)	90%

(5) Teeth, Mouth & Jaws	6.7(e)	90%

(6) Other Surgical Procedures	6.7(f)	90%

(c) Medical Care Services

(1) Physician Services	6.8(a)

-Second Opinion	6.8(a)(1)	100%	If Aetna Requested

-Emergency Room Care	6.8(a)(2)	90%

-Home/Office Visits	6.8(a)(3)	100%	After $10 Copayment per visit.

-Hospital Visits	6.8(a)(4)	90%

-Other Physician Services	6.8(a)(5)	100%	After $10 Copayment in Physician’s office.

		90%	In Hospital

-Chiropractor Services	6.8(a)(6)	100%	After $10 Copayment per visit, up to $1,000 per Benefit Plan Year.

(2) Professional Services (Other)	6.8(b)

-Occupational/Physical Therapies	6.8(b)(1)	90%

-Speech Therapy	6.8(b)(2)	80%

-Cardiac Rehabilitation	6.8(b)(3)	90%	Up to 12 weeks per diagnosis.

-Allergy Testing/Treatment	6.8(b)(4)	100%	After $10 Copayment in Physician’s office.

		90%	In Hospital

-Biofeedback Treatment	6.8(b)(5)	90%	(for specific conditions only)

-Outpatient Pre- and Post-admission Testing	6.8(b)(6)	90%

Expense — PPO Open Choice (6/1/2002)	Plan Section	Benefit Level** In-Network
-Diagnostic X-ray/Lab	6.8(b)(7)	100%	After $10 Copayment in Physician’s office.

		90%	In Hospital

-Private Duty Nursing	6.8(b)(8)	90%	If Medically Necessary; up to 70 shifts per Benefit Plan Year; one shift equals eight hours.

(3) Medical Supplies & Aids	6.8(c)	90%

(d) Prescription Drugs & Medicines	6.9

(1) Member Pharmacies	6.9(b)(1)	100%	After Copayment of, effective June 1, 2002 (April 1, 2003 for Eligible Retirees and their Eligible Dependents): $10/each generic drug, $20/each formulary brand name drug and $30/each non-formulary brand name drug at a participating pharmacy for up to 30-day supply. Effective January 1, 2004: $10/each generic drug, $30/each formulary brand name drug and $45/each non-formulary brand name drug; 30 day supply. Effective June 1, 2004 (January 1, 2004 for Eligible Retirees and their Eligible Dependents): $50 annual deductible also applies.

(2) Mail Order Prescriptions	6.9(b)(4)	100%	After Copayment of, effective June 1, 2002 (April 1, 2003 for Eligible Retirees and their Eligible Dependents): $10/each generic drug, $20/each formulary brand name drug and $30/each non-formulary brand name drug for up to 90-day supply. Effective June 1, 2003 for Eligible Employees and their Eligible Dependents: $20/each generic drug, $40/each formulary brand name drug and $60/each non-formulary brand name drug; 90 day supply. Effective January 1, 2004: $20/each generic drug, $60/each formulary brand name drug and $90/each non-formulary brand name drug; 90 day supply. Effective June 1, 2004 (January 1, 2004 for Eligible Retirees and their Eligible Dependents): $50 annual deductible also applies.

(e) Preventive Care Services	6.10

(1) Well Baby/Child Care	6.10(a)	100%	After $10 Copayment per visit.

Expense — PPO Open Choice (6/1/2002)	Plan Section		Benefit Level** In-Network
(2) Routine Physical Exams	6.10(b)	100%	After $10 Copayment per visit.

(3) Routine Ob/Gyn Exams	6.10(c)	100%	After $10 Copayment per visit.

(4) Eye and Hearing Exams	6.10(d)	Not Covered.

(5) Routine Mammography	6.10(e)	100%	If within American Cancer Society guidelines.

(f) Organ Transplant Services	6.11	Same as for Hospital, Surgery and Medical Care Services (above) that are covered under this expense, except as otherwise specified.

(g) Voluntary Family Planning Services	6.12

(1) Vasectomy	6.12(c)	90%

(2) Tubal ligation	6.12(c)	90%

(3) Voluntary Abortion	6.12(c)	90%

(4) Infertility, diagnostic & surgical	6.12(c)	90%	Diagnosis and treatment; outpatient in-vitro fertilization (four attempts per lifetime, excludes artificial insemination).

(h) Mental Health and Substance Abuse	6.13

(1) Mental Health	6.13(a)

(A) Inpatient Services	6.13(a)	90%

(B) Outpatient Services	6.13(a)	100%	After $10 Copayment per visit

(2) Substance Abuse	6.13(b)	Maximum of two substance abuse treatment programs per lifetime per individual

(A) Inpatient Services: Hospital or Treatment Facility	6.13(b)	90%

(B) Outpatient Services	6.13(b)	100%	After $10 Copayment per visit

F.5	MEDICAL EMERGENCIES

In the event of a medical emergency, the Participant must follow the Utilization Review Program requirements described in Section 5.2.

F.6	SPECIFIC EXCLUSIONS

See Section 6.14, Exclusions and Limitations.

F.7	UTILIZATION REVIEW

The Network Provider who recommends hospitalization or other services that require Utilization Review will contact the Utilization Review Program to comply with requirements as described in Section 5.2. Non-compliance penalties described in Section 5.2(g) shall apply to charges incurred for Hospital confinement, Substance Abuse Treatment Facility, Convalescent Facility, Skilled Nursing Facility, Home Health Facility, Hospice, Private Duty Nursing, and certain surgical and medical procedures.

F.8	CLAIMS SUBMISSION

The Participant must submit claim forms for expenses incurred for covered services to the Claims Administrator on the form and in the manner designated by the Claims Administrator.

APPENDIX G

AETNA PPO OPEN CHOICE OPTION’S OUT-OF-NETWORK BENEFIT LEVEL

HAWAII

SCHEDULE OF BENEFITS

(Effective June 1, 2002)

G.1	ANNUAL DEDUCTIBLE (PER BENEFIT PLAN YEAR)

(a) Per Individual	$100
(b) Family Maximum	$300

Note: The Deductible does not apply for treatment of an accidental injury within 90 days of the accident, pre- or post-operative outpatient testing within 72 hours of Hospital admission or discharge when surgery is performed, and mammography screening.

G.2	OUT-OF-POCKET MAXIMUM* (PER BENEFIT PLAN YEAR)

Per Individual (No Family Maximum)	$2,000

*Excludes Participant’s expenses for: the annual Deductible, Utilization Review penalty payment(s), charges in excess of UCR and services excluded under the Plan.

G.3	LIFETIME BENEFIT MAXIMUMS

(ACTIVE EMPLOYEES, DISABLED EMPLOYEES AND THEIR COVERED DEPENDENTS)

(a) Overall Lifetime benefit maximum	$2,000,000

Note: All lifetime and annual benefit maximums include the combined total of such benefits payable under any and all medical coverage options.

G.4	COVERED SERVICES

Expense — PPO Open Choice (6/1/2002)	Plan Section	Benefit Level** Out-of-Network
(a) Hospital Care Service

(1) Inpatient Services	6.6(a)	80%	After Deductible plus $100 Hospital Deductible per confinement

(2) Outpatient Surgical Facility	6.6(b)	80%	After Deductible

Expense — PPO Open Choice (6/1/2002)	Plan Section	Benefit Level** Out-of-Network
(3) Emergency Room	6.6(c)	90%	No Deductible for Emergency services.

		50%	No Deductible for Non-Emergency services performed in Emergency room.

(4) Other Facilities/Programs

-Birthing Center	6.6(d)	80%	After Deductible

-Convalescent Facility	6.6(d)	80%	After Deductible. Up to 120 days per Benefit Plan Year.

-Home Health Care	6.6(d)	80%	After Deductible. Up to 120 visits per Benefit Plan Year.

-Hospice Care Facility/Center	6.6(d)	80%	Inpatient. After Deductible.

		80%	Outpatient. After Deductible; $5,000 maximum per lifetime.

-Skilled Nursing Facility	6.6(d)		(See Convalescent Facility)

(5) Ambulance Services	6.6(e)	90%	No Deductible

(b) Surgical Care Services

(1) Surgeon/Assistant Surgeon	6.7(a)	80%	After Deductible

(2) Anesthesiologist	6.7(b)	80%	After Deductible

(3) Acupuncture (Anesthesia)	6.7(c)	80%	After Deductible

(4) Breast Reconstruction	6.7(d)	80%	After Deductible

(5) Teeth, Mouth & Jaws	6.7(e)	80%	After Deductible

(6) Other Surgical Procedures	6.7(f)	80%	After Deductible

(c) Medical Care Services

(1) Physician Services	6.8(a)

-Second Opinion	6.8(a)(1)	100%	if required by Aetna. Otherwise,

		80%	After Deductible

-Emergency Room Care	6.8(a)(2)	90%	No Deductible

-Home/Office Visits	6.8(a)(3)	80%	After Deductible

-Hospital Visits	6.8(a)(4)	80%	After Deductible

-Other Physician Services	6.8(a)(5)	80%	After Deductible

-Chiropractor Services	6.8(a)(6)	80%	After Deductible, up to $1,000 per Benefit Plan Year.

(2) Professional Services (Other)	6.8(b)

-Occupational/Physical Therapies	6.8(b)(1)	80%	After Deductible

-Speech Therapy	6.8(b)(2)	80%	After Deductible

Expense — PPO Open Choice (6/1/2002)	Plan Section	Benefit Level** Out-of-Network
-Cardiac Rehabilitation	6.8(b)(3)	80%	After Deductible, up to 12 weeks per diagnosis.

-Allergy Testing/Treatment	6.8(b)(4)	80%	After Deductible

-Biofeedback Treatment	6.8(b)(5)	80%	After Deductible (for specific conditions only).

-Outpatient Pre- and Post-Admission Testing	6.8(b)(6)	80%	After Deductible

-Diagnostic X-ray/Lab	6.8(b)(7)	80%	After Deductible in Physician’s office or hospital.

		80%	After Deductible if not available In-Network.

-Private Duty Nursing	6.8(b)(8)	80%	After Deductible, if Medically Necessary; up to 70 shifts per Benefit Plan Year; one shift equals eight hours.

(3) Medical Supplies & Aids	6.8(c)	80%	After Deductible

(d) Prescription Drugs & Medicines	6.9	Not Covered

(e) Preventive Care Services	6.10

(1) Well Baby Care	6.10(a)	80%	No Deductible through age five, then Deductible applies

(2) Routine Physical Exams	6.10(b)	80%	No Deductible

(3) Routine Ob/Gyn Exams	6.10(c)	80%	No Deductible

(4) Eye and Hearing Exams	6.10(d)	Not Covered

(5) Routine Mammography	6.10(e)	80%	After Deductible

(f) Organ Transplant Services	6.11	80%	After Deductible

(g) Voluntary Family Planning Services	6.12

(1) Vasectomy	6.12(c)	80%	After Deductible

(2) Tubal ligation	6.12(c)	80%	After Deductible

(3) Voluntary Abortion	6.12(c)	80%	After Deductible

(4) Infertility, diagnostic & surgical	6.12(c)	80%	After Deductible for diagnosis and treatment; outpatient in-vitro fertilization (four attempts per lifetime, excludes artificial insemination).

(h) Mental Health and Substance Abuse	6.13

(1) Mental Health	6.13(a)

(A) Inpatient Services	6.13(a)	80%	After standard Deductible plus $100 Hospital Deductible per confinement.

(B) Outpatient Services	6.13(a)	80%	After Deductible

(2) Substance Abuse	6.13(b)

Expense — PPO Open Choice (6/1/2002)	Plan Section	Benefit Level** Out-of-Network
(A) Inpatient Services: Hospital or Treatment Facility	6.13(b)	80%	After Deductible

(B) Outpatient Services	6.13(b)	80%	After Deductible

G.5	MEDICAL EMERGENCIES

In the event of a medical emergency, the Participant must follow the Utilization Review requirements described in Section 5.2.

G.6	SPECIFIC EXCLUSIONS

See Section 6.14, Exclusions and Limitations.

G.7	UTILIZATION REVIEW

The Participant must initiate Utilization Review and comply with requirements as described in Section 5.2. Non-compliance penalties described in Section 5.2(g) shall apply to charges incurred for Hospital confinement, Substance Abuse Treatment Facility, Convalescent Facility, Skilled Nursing Facility, Home Health Facility, Hospice, Private Duty Nursing, and certain surgical and medical procedures.

G.8	CLAIMS SUBMISSION

The Participant must submit claim forms for expenses incurred for covered services to the Claims Administrator on the form and in the manner designated by the Claims Administrator.

APPENDIX H

HEALTHSOURCE PRIMARY CARE OPTION’S IN-NETWORK BENEFIT LEVEL

SCHEDULE OF BENEFITS

(Effective April 1, 2003 for Eligible Retirees and their Eligible Dependents)

H.1	ANNUAL DEDUCTIBLE (PER BENEFIT PLAN YEAR)	NONE

H.2	OUT-OF-POCKET MAXIMUM (PER BENEFIT PLAN YEAR)	NONE

H.3	LIFETIME BENEFIT MAXIMUMS (Active Employees, Disabled Employees And Their Covered Dependents)

	(a) Overall Lifetime benefit maximum	$2,000,000
	(b) Speech Therapy	$5,000

	Note: All lifetime and annual benefit maximums include the combined total of such benefits payable under in-network, out-of-network and any other of the medical coverage options.

H.4	COVERED SERVICES

Expense - Primary Care	Plan Section	Benefit Level In-Network
(a) Hospital Care Service

(1) Inpatient Services	6.6(a)	100%	After $250 Hospital Deductible per confinement.

(2) Outpatient Surgical Facility	6.6(b)	100%

(3) Emergency Room (Non-Emergency Services in Emergency Room Not Covered)	6.6(c)	100%	After $75.00 Copayment (Copayment waived if admitted to Hospital).

(4) Other Facilities/Programs

-Birthing Center	6.6(d)	100%

-Convalescent Facility	6.6(d)	(See Skilled Nursing Facility.)

-Home Health Care	6.6(d)	100%	If PCP Certified; After $15 Copayment per visit, up to 120 visits per Benefit Plan Year.

-Hospice Care Facility/Center	6.6(d)	100%	If PCP Certified: Inpatient up to maximum 30 days per lifetime; Outpatient up to maximum $7,500 per lifetime.

-Skilled Nursing Facility	6.6(d)	100%	If PCP Certified: up to 60 Days per Benefit Plan Year (Custodial Care not covered).

(5) Ambulance Services	6.6(e)	100%	If PCP Certified or life-threatening situation.

(b) Surgical Care Services

(1) Surgeon/Assistant Surgeon	6.7(a)	100%	(Other than Physician’s office.)

Expense - Primary Care	Plan Section	Benefit Level In-Network
(2) Anesthesiologist	6.7(b)	100%

(3) Acupuncture (Anesthesia)	6.7(c)	100%

(4) Breast Reconstruction	6.7(d)	100%

(5) Teeth, Mouth & Jaws	6.7(e)	100%

(6) Other Surgical Procedures	6.7(f)	100%

(c) Medical Care Services

(1) Physician Services	6.8(a)

-Second Opinion	6.8(a)(1)	100%	If PCP Certified.

-Emergency Room Care	6.8(a)(2)	100%	After $75 Copayment (waived if admitted)

-Home/Office Visits (including surgery or diagnostic x-ray/lab in Physician’s office)	6.8(a)(3)	100%	After $15 Copayment.

-Hospital Visits	6.8(a)(4)	100%

-Other Physician Services	6.8(a)(5)	100%

-Chiropractor Services	6.8(a)(6)	100%	Up to 20 visits per Benefit Plan Year.

(2) Professional Services (Other)	6.8(b)

-Occupational/Physical Therapies	6.8(b)(1)	100%	If PCP Certified: short term rehabilitation for up to 60 visits per Benefit Plan Year for acute conditions only.

-Speech Therapy	6.8(b)(2)	100%	Up to $5,000 lifetime maximum; If PCP Certified.

-Cardiac Rehabilitation	6.8(b)(3)	100%	If PCP Certified: rehabilitation for up to 12 weeks per diagnosis, if Medically Necessary.

-Allergy Testing/Treatment	6.8(b)(4)	100%	After $7 Copayment.

-Biofeedback Treatment	6.8(b)(5)	100%	If PCP Certified.

-Outpatient Pre & Post-Admission Testing	6.8(b)(6)	100%	If PCP Certified.

-Diagnostic X-ray/Lab	6.8(b)(7)	100%	(Other than in Physician’s office)

-Private Duty Nursing	6.8(b)(8)	100%	If PCP Certified: up to 70 shifts per Benefit Plan Year, one shift equals eight hours.

(3) Medical Supplies & Aids	6.8(c)	100%	If PCP Certified; except smoking cessation products (6.8(c) (5)) are not payable in-Network.

Expense - Primary Care	Plan Section	Benefit Level In-Network
(d) Prescription Drugs & Medicines

(1) Member Pharmacies	6.9(a)(1)	100%

After Copayment of, effective June 1, 2002 (April 1, 2003 for Eligible Retirees and their Eligible Dependents): $10/each generic drug, $20/each formulary brand name drug and $30/each non-formulary brand name drug at a participating pharmacy for up to 30-day supply. [Effective January 1, 2004: $10/each generic drug, $30/each formulary brand name drug and $45/each non-formulary brand name drug; 30 day supply. Effective June 1, 2004 (January 1, 2004 for Eligible Retirees and their Eligible Dependents): $50 annual deductible also applies.

Out-of-Network pharmacies not covered

(2) Mail Order Prescriptions	6.9(a)(3)	100%	After Copayment of, effective June 1, 2002 (April 1, 2003 for Eligible Retirees and their Eligible Dependents): $10/each generic drug, $20/each formulary brand name drug and $30/each non-formulary brand name drug for up to 90-day supply. Effective June 1, 2003 for Eligible Employees and their Eligible Dependents: $20/each generic drug, $40/each formulary brand name drug and $60/each non-formulary brand name drug; 90 day supply. Effective January 1, 2004: $20/each generic drug, $60/each formulary brand name drug and $90/each non-formulary brand name drug; 90 day supply. Effective June 1, 2004 (January 1, 2004 for Eligible Retirees and their Eligible Dependents): $50 annual deductible also applies.

(e) Preventive Care Services

(1) Well Baby/Child Care	6.10(a)	100%	After $15 Copayment per visit. Up to age 1, 6 visits Age 1 to 2, 3 visits Ages 2 to 7, 1 visit per Benefit Plan Year

(2) Routine Physical Examinations	6.10(b)	100%	After $15 Copayment; One routine physical in a 24-month period for ages 6 and up.

Expense - Primary Care	Plan Section	Benefit Level In-Network
(3) Routine Ob/Gyn Examinations	6.10(c)	100%	After $15 Copayment.

(4) Eye and Hearing Examinations	6.10(d)	100%	After $15 Copayment per visit; One exam each (eyes/hearing) in a 24-month period.

(5) Routine Mammography	6.10(e)	100%

(f) Organ Transplant Services	6.11	Same as for Hospital, Surgery and Medical Care Services (above), except as otherwise specified.

(g) Voluntary Family Planning Services	6.12	Same as for Hospital, Surgery and Medical Care Services (above), except as otherwise specified.

(1) Vasectomy	6.12(c)	100%	After $50 Copayment.

(2) Tubal ligation	6.12(c)	100%	After $150 Copayment.

(3) Voluntary Abortion	6.12(c)	100%	After $150 Copayment.

(4) Infertility, diagnostic & surgical	6.12(c)	Same as for Hospital, Surgery and Medical Care Services (above) that are covered under this expense, up to $3,000 maximum benefit per year.

(h) Mental Health and Substance Abuse

(1) Mental Health		If PCP Certified:

(A) Inpatient Services	6.13(a)	After $250 Hospital Deductible per confinement, 100% up to 30 days per Benefit Plan Year; Combined with substance abuse benefits.

(B) Outpatient Services	6.13(a)	100%	After $25 Copayment per visit; Maximum 25 visits per Benefit Plan Year, if clinically necessary. Combined with substance abuse benefits.

(2) Substance Abuse		If PCP Certified; Limited to two treatment programs per lifetime per individual.

(A) Inpatient Services	6.13(b)	After $250 Hospital Deductible per confinement, 100% up to 30 days per Benefit Plan Year; Combined with mental health benefits.

(B) Outpatient Services	6.13(b)	100%	After $25 Copayment per visit, up to 25 visits per Benefit Plan Year, if clinically necessary. Combined with mental health benefits.

H.5	MEDICAL EMERGENCIES

In the event of a medical emergency, the HealthSource Primary Care Option provides full coverage of any related Covered Expenses, regardless of the Provider, if the Utilization Review Program requirements described in Section 5.2 are satisfied.

H.6	SPECIFIC EXCLUSIONS

See Section 6.14, Exclusions and Limitations.

H.7	UTILIZATION REVIEW

The Primary Care Physician will initiate Utilization Review on behalf of the Participant.

H.8	CLAIMS SUBMISSION

No Claim Forms need be submitted.

APPENDIX I

HEALTHSOURCE PRIMARY CARE OPTION’S OUT-OF-NETWORK BENEFIT LEVEL

SCHEDULE OF BENEFITS

(Effective April 1, 2003 for Eligible

Retirees and their Eligible Dependents)

I.1	ANNUAL DEDUCTIBLE (PER BENEFIT PLAN YEAR)

(a) Per Individual	$1,000
(b) Family Maximum	$2,000

I.2	OUT-OF-POCKET MAXIMUM* (PER BENEFIT PLAN YEAR)

Per Individual	$5,000
Family Maximum	$10,000

*Excludes Participant’s expenses for: Deductibles and Copayments, Utilization Review penalty Payment(s), charges in excess of UCR, expenses paid at 50% Coinsurance rate and services excluded under the Plan.

I.3	LIFETIME BENEFIT MAXIMUMS

(Active Employees, Disabled Employees and Their Covered Dependents)

(a) Overall Lifetime benefit maximum	$2,000,000
(b) Speech Therapy	$5,000

Note: All lifetime and annual benefit maximums include the combined total of such benefits payable under in-network, out-of-network and any other of the medical coverage options.

I.4	COVERED SERVICES

Expense — Primary Care	Plan Section	Benefit Level Out-of-Network
(a) Hospital Care Service

(1) Inpatient Services	6.6(a)	70%	After the annual Deductible plus a $750 Hospital Deductible per confinement

(2) Outpatient Surgical Facility	6.6(b)	70%	After annual Deductible

(3) Emergency Room (Non-Emergency Services Not Covered)	6.6(c)	100%	After $75 Copayment (Copayment waived if admitted to Hospital)

(4) Other Facilities/Programs

-Birthing Center	6.6(d)	70%	After annual Deductible

-Convalescent Facility	6.6(d)		(See Skilled Nursing Facility)

Expense — Primary Care	Plan Section	Benefit Level Out-of-Network
-Home Health Care	6.6(d)	70%	After annual Deductible, up to 120 visits per Benefit Plan Year.

-Hospice Care Facility/Center	6.6(d)	70%	After annual Deductible: Inpatient up to maximum 30 days per lifetime; Outpatient up to maximum $7,500 per lifetime.

-Skilled Nursing Facility	6.6(d)	70%	After annual Deductible, up to 60 days per Benefit Plan Year. Custodial Care not covered.

(5) Ambulance Services	6.6(e)	70%	After annual Deductible, if Medically Necessary.

(b) Surgical Care Services

(1) Surgeon/Assistant Surgeon	6.7(a)	70%	After annual Deductible

(2) Anesthesiologist	6.7(b)	70%	After annual Deductible

(3) Acupuncture (Anesthesia)	6.7(c)	70%	After annual Deductible

(4) Breast Reconstruction	6.7(d)	70%	After annual Deductible

(5) Teeth, Mouth & Jaws	6.7(e)	70%	After annual Deductible

(6) Other Surgical Procedures	6.7(f)	70%	After annual Deductible

(c) Medical Care Services

(1) Physician Services	6.8(a)

-Second Opinion	6.8(a)(1)	100%	If HealthSource Requested

-Emergency Room Care	6.8(a)(2)	100%	After $75 Copayment (waived if admitted)

-Home/Office Visits	6.8(a)(3)	70%	After annual Deductible

-Hospital Visits	6.8(a)(4)	70%	After annual Deductible

-Other Physician Services	6.8(a)(5)	70%	After annual Deductible

-Chiropractor Services	6.8(a)(6)	70%	After annual Deductible, up to 20 visits per Benefit Plan Year.

(2) Professional Services (Other)	6.8(b)

-Occupational/Physical Therapies	6.8(b)(1)	70%	After annual Deductible: short term rehabilitation for up to 60 visits per Benefit Plan Year for acute conditions only.

-Speech Therapy	6.8(b)(2)	70%	After annual Deductible, up to $5,000 lifetime maximum.

-Cardiac Rehabilitation	6.8(b)(3)	70%	After annual Deductible: rehabilitation for up to 12 weeks per diagnosis, if Medically Necessary.

-Allergy Testing/Treatment	6.8(b)(4)	70%	After annual Deductible

Expense — Primary Care	Plan Section	Benefit Level Out-of-Network
-Biofeedback Treatment	6.8(b)(5)	70%	After annual Deductible

-Pre & Post-Admission Testing	6.8(b)(6)	70%	After annual Deductible

-Diagnostic X-ray/Lab	6.8(b)(7)	70%	After annual Deductible

-Private Duty Nursing	6.8(b)(8)	70%	After annual Deductible; If Medically Necessary: up to 70 shifts per Benefit Plan Year, one shift equals eight hours.

(3) Medical Supplies & Aids	6.8(c)	70%	After annual Deductible

(d) Prescription Drugs & Medicines	6.9		Not Covered

(e) Preventive Care Services	6.10

(1) Well Baby/Child Care	6.10(a)		Not Covered

(2) Routine Physical Examinations	6.10(b)		Not Covered

(3) Routine Ob/Gyn Examinations	6.10(c)		Not Covered

(4) Eye and Hearing Examinations	6.10(d)		Not Covered

(5) Routine Mammography	6.10(e)	100%	(no Deductible) within age guidelines and ordered by Provider.

		70%	After annual Deductible, outside age guidelines.

(f) Organ Transplant Services	6.11	Same as for Hospital, Surgery and Medical Care Services (above) that are covered under this expense, except as otherwise specified.

(g) Voluntary Family Planning Services	6.12	Same as for Hospital, Surgery and Medical Care Services (above) that are covered under this expense, except as otherwise specified.

(1) Vasectomy	6.12(c)	70%	After annual Deductible

(2) Tubal ligation	6.12(c)	70%	After annual Deductible

(3) Voluntary Abortion	6.12(c)	70%	After annual Deductible

(4) Infertility, diagnostic & surgical	6.12(c)	Same as for Hospital, Surgery and Medical Care Services (above) that are covered under this expense. Excludes in- vitro and artificial insemination.

(h) Mental Health and Substance Abuse

(1) Mental Health

(A) Inpatient Services	6.13(a)	70% after annual Deductible plus $750 Hospital Deductible per confinement, up to 30 days per Benefit Plan Year; Combined with substance abuse benefits.

Expense — Primary Care	Plan Section	Benefit Level Out-of-Network
(B) Outpatient Services	6.13(a)	50%	After annual Deductible; Maximum 25 visits per Benefit Plan Year, if clinically necessary. Combined with substance abuse benefits.

(2) Substance Abuse		Limited to two treatment programs per lifetime per individual.

(A) Inpatient Services	6.13(b)	70% after annual Deductible and $750 Hospital Deductible per confinement, up to 30 days per Benefit Plan Year; Combined with mental health benefits.

(B) Outpatient Services	6.13(b)	50%	After annual Deductible; Maximum 25 visits per Benefit Plan Year, if clinically necessary. Combined with mental health benefits.

I.5	MEDICAL EMERGENCIES

In the event of a medical emergency, the Participant must follow the Utilization Review requirements described in Section 5.2.

I.6	SPECIFIC EXCLUSIONS

See Section 6.14, Exclusions and Limitations.

I.7	UTILIZATION REVIEW

The Participant must initiate Utilization Review and comply with requirements as described in Section 5.2. Non-compliance penalties shall apply to charges incurred for Hospital confinement, Substance Abuse Treatment Facility, Convalescent Facility, Skilled Nursing Facility, Home Health Facility, Hospice, Private Duty Nursing, Certain Surgical and Medical Procedures.

I.8	CLAIMS SUBMISSION

The Participant must submit claim forms for expenses incurred for covered services to the Claims Administrator on the form and in the manner designated by the Claims Administrator.

APPENDIX N

AETNA $500 DEDUCTIBLE OPTION

SCHEDULE OF BENEFITS

Effective June 1, 2002

N.1	ANNUAL DEDUCTIBLE (PER BENEFIT PLAN YEAR)

(Deductible is effective January 1, 2004 for Eligible Retirees and their Eligible Dependents)

(a) Per Individual	$500
(b) Family Maximum	$1,000

Note: The Deductible does not apply for treatment of an accidental injury within 90 days of the accident, pre- or post-operative outpatient testing within 72 hours of Hospital admission or discharge when surgery is performed, and mammography screening.

N.2	OUT-OF-POCKET MAXIMUM* (PER BENEFIT PLAN YEAR)

(Annual Out-of-Pocket Maximum is effective April 1, 2003 for Eligible Retirees and their Eligible Dependents)

Per Individual	$1,500
Family Maximum	$4,500

*Excludes Participant’s expenses for: the annual Deductible, prescription drug Copayments, Utilization Review penalty payment(s), charges in excess of UCR and services excluded under the Plan

N.3	LIFETIME BENEFIT MAXIMUMS

(Active Employees, Disabled Employees And Their Covered Dependents)

Overall Lifetime benefit maximum	$2,000,000
Speech Therapy	$5,000

Note: All lifetime and annual benefit maximums include the combined total of such benefits payable under any and all medical coverage options.

N.4	COVERED SERVICES

Expense — $500 Deductible (6/1/2002-5/31/2003)	Plan Section	Benefit Level
(a) Hospital Care Service

(1) Inpatient Services	6.6(a)	80%	After annual Deductible

(2) Outpatient Surgical Facility	6.6(b)	80%	After annual Deductible

Expense — $500 Deductible (6/1/2002-5/31/2003)	Plan Section	Benefit Level
(3) Emergency Room	6.6(c)	80%	After annual Deductible; Except, Deductible waived if for an accidental injury, initial treatment is within 48 hours and follow-up treatment is within 90 days of the accident.

(4) Other Facilities/Programs

-Birthing Center	6.6(d)	80%	After annual Deductible

-Convalescent Facility	6.6(d)	80%	After annual Deductible, up to 60 days per Benefit Plan Year. Custodial Care not covered.

-Home Health Care	6.6(d)	80%	After annual Deductible, up to 120 visits per Benefit Plan Year.

-Hospice Care Facility/Center	6.6(d)	80%	After annual Deductible: Inpatient same as for Hospital services; Outpatient up to maximum $5,000 per lifetime.

-Skilled Nursing Facility	6.6(d)		(See Convalescent Facility)

(5) Ambulance Services	6.6(e)	80%	After annual Deductible, if Medically Necessary.

(b) Surgical Care Services

(1) Surgeon/Assistant Surgeon	6.7(a)	80%	After annual Deductible

(2) Anesthesiologist	6.7(b)	80%	After annual Deductible

(3) Acupuncture (Anesthesia)	6.7(c)	80%	After annual Deductible

(4) Breast Reconstruction	6.7(d)	80%	After annual Deductible

(5) Teeth, Mouth & Jaws	6.7(e)	80%	After annual Deductible

(6) Other Surgical Procedures	6.7(f)	80%	After annual Deductible

(c) Medical Care Services

(1) Physician Services	6.8(a)

-Second Opinion	6.8(a)(1)	100%	If Aetna Requested

-Emergency Room Care	6.8(a)(2)	80%	After annual Deductible. Except, Deductible waived if for an accidental injury, initial treatment is within 48 hours and follow-up treatment is within 90 days of the accident.

-Home/Office Visits	6.8(a)(3)	80%	After annual Deductible

-Hospital Visits	6.8(a)(4)	80%	After annual Deductible

-Other Physician Services	6.8(a)(5)	80%	After annual Deductible

Expense — $500 Deductible (6/1/2002-5/31/2003)	Plan Section	Benefit Level
-Chiropractor Services	6.8(a)(6)	80%	After annual Deductible, up to $1,000 per Benefit Plan Year.

(2) Professional Services (Other)	6.8(b)

-Occupational/Physical Therapies	6.8(b)(1)	80%	After annual Deductible

-Speech Therapy	6.8(b)(2)	80%	After annual Deductible, up to the $5,000 lifetime maximum.

-Cardiac Rehabilitation	6.8(b)(3)	80%	After annual Deductible, up to 12 weeks per diagnosis, if Medically Necessary.

-Allergy Testing/Treatment	6.8(b)(4)	80%	After annual Deductible

-Biofeedback Treatment	6.8(b)(5)	80%	After annual Deductible

-Outpatient Pre-Admission Testing	6.8(b)(6)	100%	No Deductible, if within 72 hours of admission or discharge and surgery performed; Otherwise, 80% after annual Deductible.

-Diagnostic X-ray/Lab	6.8(b)(7)	80%	After annual Deductible

-Skilled Nursing Care	6.8(b)(8)	80%	After annual Deductible; If Medically Necessary.

(3) Medical Supplies & Aids	6.8(c)	80%	After annual Deductible

(d) Prescription Drugs & Medicines	6.9

(1) Member Pharmacies	6.9(a)(1)	100%

After Copayment of, effective June 1, 2002 (April 1, 2003 for Eligible Retirees and their Eligible Dependents): $10/each generic drug, $20/each formulary brand name drug and $30/each non-formulary brand name drug at a participating pharmacy for up to 30-day supply. Effective January 1, 2004: $10/each generic drug, $30/each formulary brand name drug and $45/each non-formulary brand name drug; 30 day supply. Effective June 1, 2004 (January 1, 2004 for Eligible Retirees and their Eligible Dependents): $50 annual deductible also applies.

Out-of-Network pharmacies not covered.

Expense — $500 Deductible (6/1/2002-5/31/2003)	Plan Section	Benefit Level
(2) Mail Order Prescriptions	6.9(a)(3)	100%	After Copayment of, effective June 1, 2002 (April 1, 2003 for Eligible Retirees and their Eligible Dependents): $10/each generic drug, $20/each formulary brand name drug and $30/each non-formulary brand name drug for up to 90-day supply. Effective June 1, 2003 for Eligible Employees and their Eligible Dependents: $20/each generic drug, $40/each formulary brand name drug and $60/each non-formulary brand name drug; 90 day supply. Effective January 1, 2004: $20/each generic drug, $60/each formulary brand name drug and $90/each non-formulary brand name drug; 90 day supply. Effective June 1, 2004 (January 1, 2004 for Eligible Retirees and their Eligible Dependents): $50 annual deductible also applies.

(e) Preventive Care Services	6.10

(1) Well Baby/Child Care	6.10(a)	100% Limited preventive care allowance of $200 per individual per Benefit Plan Year; no Deductible

(2) Routine Physical Exams (including routine Ob/Gyn exams)	6.10(b) and 6.10(c)	100% Limited preventive care allowance of $200 per individual per Benefit Plan Year; no Deductible

(3) Eye and Hearing Exams	6.10(d)	Not covered.

(4) Routine Mammography	6.10(e)	80%	No Deductible

(f) Organ Transplant Services	6.11	Same as for Hospital, Surgery and Medical Care Services (above) that are covered under this expense, except as otherwise specified.

(g) Voluntary Family Planning Services	6.12	Same as for Hospital, Surgery and Medical Care Services (above) that are covered under this expense, except as otherwise specified.

(1) Vasectomy	6.12(c)	80%	After annual Deductible

(2) Tubal ligation	6.12(c)	80%	After annual Deductible

(3) Voluntary Abortion	6.12(c)	80%	After annual Deductible

(4) Infertility, diagnostic & surgical	6.12(c)	Same as for Hospital, Surgery and Medical Care Services (above) that are covered under this expense, up to $3,000 maximum benefit per Benefit Plan Year.

(h) Mental Health and Substance Abuse

(1) Mental Health

Expense — $500 Deductible (6/1/2002-5/31/2003)	Plan Section	Benefit Level
(A) Inpatient Services	6.13(a)	Same as for any other illness.

(B) Outpatient Services	6.13(a)	80%	After annual Deductible. Maximum 25 visits per Benefit Plan Year if clinically necessary. Combined with substance abuse benefits.

(2) Substance Abuse

(A) Inpatient Services: Hospital or Treatment Facility	6.13(b)	Up to 45 days per Benefit Plan Year at the semi-private room rate for confinement in a Treatment Facility; Maximum two treatment programs per lifetime per individual.

(B) Outpatient Services	6.13(b)	80%	After annual Deductible; Maximum 25 visits per Benefit Plan Year if clinically necessary. Combined with mental health benefits.

N.5	MEDICAL EMERGENCIES

In the event of a medical emergency, the Participant must follow the Utilization Review requirements described in Section 5.2.

N.6	SPECIFIC EXCLUSIONS

See Section 6.14, Exclusions and Limitations.

N.7	UTILIZATION REVIEW

The Participant must initiate Utilization Review and comply with requirements as described in Section 5.2. Non-compliance penalties described in Section 5.2(g) shall apply to charges incurred for Hospital confinement, Substance Abuse Treatment Facility, and certain surgeries and medical procedures.

N.8	CLAIMS SUBMISSION

The Participant must submit claim forms for expenses incurred for covered services to the Claims Administrator on the form and in the manner designated by the Claims Administrator.

APPENDIX O

AETNA HEALTHFUND OPTION

SCHEDULE OF BENEFITS

(Effective as of June 1, 2002)

O.1	ANNUAL DEDUCTIBLE (PER BENEFIT PLAN YEAR)

(a) Per Individual	$1,500
(b) Family Maximum	$3,000

O.2	LS&CO. CONTRIBUTION TO HEALTH FUND ACCOUNT (PER BENEFIT PLAN YEAR)

For Individual Election	$500
For Family Election	$1,000

Note: The LS&Co. contribution will be prorated for mid-Benefit Plan Year enrollees. Before the Participant has met the Deductible for the Benefit Plan Year, the Participant may receive reimbursement for Covered Expenses from his health fund account up to the amount set forth above. Any unused amounts in the Participant’s health fund account at the end of the Benefit Plan Year will be carried over in his account for the following Benefit Plan Year.

O.3	OUT-OF-POCKET MAXIMUM* (PER BENEFIT PLAN YEAR)

Per Individual	$4,000
Family Maximum	$8,000

*Excludes Participant’s expenses for: any Copayments, Utilization Review penalty payment(s), charges in excess of UCR and services excluded under the Plan.

O.4	LIFETIME BENEFIT MAXIMUMS (Active Employees, Disabled Employees And Their Covered Dependents)

(a) Overall Lifetime benefit maximum	$2,000,000
(b) Speech Therapy	$5,000

Note: All lifetime and annual benefit maximums include the combined total of such benefits payable under any and all medical coverage options.

O.5	COVERED SERVICES

Expense — HealthFund	Plan Section	Benefit Level
(a) Hospital Care Service

(1) Inpatient Services	6.6(a)	90% In-Network 80% Out-of-Network After annual Deductible

(2) Outpatient Surgical Facility	6.6(b)	90% In-Network 80% Out-of-Network After annual Deductible

Expense — HealthFund	Plan Section	Benefit Level
(3) Emergency Room	6.6(c)	Emergency Services

90% In-Network 90% Out-of-Network After annual Deductible Non-Emergency Services
50% In-Network 50% Out-of-Network After annual Deductible

(4) Other Facilities/Programs

-Birthing Center	6.6(d)	90% In-Network 80% Out-of-Network After annual Deductible

-Convalescent Facility	6.6(d)	90% In-Network 80% Out-of-Network After annual Deductible Up to 60 days per Benefit Plan Year. Custodial Care not covered.

-Home Health Care	6.6(d)	90% In-Network 80% Out-of-Network After annual Deductible Up to 120 visits per Benefit Plan Year.

-Hospice Care Facility/Center	6.6(d)	90% In-Network 80% Out-of-Network After annual Deductible Inpatient up to maximum 30 days per lifetime; outpatient up to maximum $5,000 per lifetime.

-Skilled Nursing Facility	6.6(d)	(See Convalescent Facility)

(5) Ambulance Services	6.6(e)	90% In-Network 80% Out-of-Network After annual Deductible

(b) Surgical Care Services

(1) Surgeon/Assistant Surgeon	6.7(a)	90% In-Network 80% Out-of-Network After annual Deductible

(2) Anesthesiologist	6.7(b)	90% In-Network 80% Out-of-Network After annual Deductible

(3) Acupuncture (Anesthesia)	6.7(c)	90% In-Network 80% Out-of-Network After annual Deductible

(4) Breast Reconstruction	6.7(d)	90% In-Network 80% Out-of-Network After annual Deductible

(5) Teeth, Mouth & Jaws	6.7(e)	90% In-Network 80% Out-of-Network After annual Deductible

(6) Other Surgical Procedures	6.7(f)	90% In-Network 80% Out-of-Network After annual Deductible

(c) Medical Care Services

(1) Physician Services	6.8(a)

-Second Opinion	6.8(a)(1)	100% If Aetna Requested. Otherwise, 90% In-Network 80% Out-of-Network After annual Deductible

Expense — HealthFund	Plan Section	Benefit Level
-Emergency Room Care	6.8(a)(2)	90% In-Network 90% Out-of-Network After Annual Deductible For non-Emergency use of emergency room: 50% In-Network 50% Out-of-Network After annual Deductible

-Home/Office Visits	6.8(a)(3)	90% In-Network 80% Out-of-Network After annual Deductible

-Hospital Visits	6.8(a)(4)	90% In-Network 80% Out-of-Network After annual Deductible

-Other Physician Services	6.8(a)(5)	90% In-Network 80% Out-of-Network After annual Deductible

-Chiropractor Services	6.8(a)(6)	90% In-Network 80% Out-of-Network After annual Deductible up to 20 visits per Benefit Plan Year

(2) Professional Services (Other)	6.8(b)

-Occupational/Physical Therapies	6.8(b)(1)	90% In-Network 80% Out-of-Network After annual Deductible

-Speech Therapy	6.8(b)(2)	90% In-Network 80% Out-of-Network After annual Deductible Up to $5,000 lifetime maximum.

-Cardiac Rehabilitation	6.8(b)(3)	90% In-Network 80% Out-of-Network After annual Deductible Up to 12 weeks per diagnosis.

-Allergy Testing/Treatment	6.8(b)(4)	90% In-Network 80% Out-of-Network After annual Deductible

-Biofeedback Treatment	6.8(b)(5)	90% In-Network 80% Out-of-Network After annual Deductible

-Outpatient Pre- and Post-Admission Testing	6.8(b)(6)	90% In-Network 80% Out-of-Network After annual Deductible

-Diagnostic X-ray/Lab	6.8(b)(7)	90% In-Network 80% Out-of-Network After annual Deductible

-Private Duty Nursing	6.8(b)(8)	90% In-Network 80% Out-of-Network After annual Deductible If Medically Necessary; up to 70 shifts per Benefit Plan Year; one shift equals eight hours.

(3) Medical Supplies & Aids	6.8(c)	90% In-Network 80% Out-of-Network After annual Deductible

(d) Prescription Drugs & Medicines	6.9

Expense — HealthFund	Plan Section	Benefit Level
(1) Member Pharmacies	6.9(a)(1)	100%

After Copayment of, effective June 1, 2002 (April 1, 2003 for Eligible Retirees and their Eligible Dependents): $10/each generic drug, $20/each formulary brand name drug and $30/each non-formulary brand name drug at a participating pharmacy for up to 30-day supply. Effective January 1, 2004: $10/each generic drug, $30/each formulary brand name drug and $45/each non-formulary brand name drug; 30 day supply. Effective June 1, 2004 (January 1, 2004 for Eligible Retirees and their Eligible Dependents): $50 annual deductible also applies.

Out-of-Network Pharmacies not covered.

(2) Mail Order Prescriptions	6.9(a)(3)	100%

After Copayment of, effective June 1, 2002 (April 1, 2003 for Eligible Retirees and their Eligible Dependents): $10/each generic drug, $20/each formulary brand name drug and $30/each non-formulary brand name drug for up to 90-day supply. Effective June 1, 2003 for Eligible Employees and their Eligible Dependents: $20/each generic drug, $40/each formulary brand name drug and $60/each non-formulary brand name drug; 90 day supply. Effective January 1, 2004: $20/each generic drug, $60/each formulary brand name drug and $90/each non-formulary brand name drug; 90 day supply. Effective June 1, 2004 (January 1, 2004 for Eligible Retirees and their Eligible Dependents): $50 annual deductible also applies.

Out-of-Network Pharmacies not covered.

(e) Preventive Care Services	6.10

(1) Well Baby/Child Care	6.10(a)	90%	In-Network 80% Out-of-Network After annual Deductible Up to age 1, 6 visits Age 1 to 2, 2 visits Age 2 to 18, 1 visit per Benefit Plan Year

Expense — HealthFund	Plan Section	Benefit Level
(2) Routine Physical Exams	6.10(b)	90% In-Network 80% Out-of-Network After annual Deductible and limited to one routine physical in a 24- month period ages 18 and over (one routine physical in a 12-month period age 65 and over)

(3) Routine Ob/Gyn Exams	6.10(c)	90% In-Network 80% Out-of-Network After annual Deductible and limited to one exam per Benefit Plan Year

(4) Eye and Hearing Exams	6.10(d)	Not Covered.

(5) Routine Mammography	6.10(e)	90% In-Network 80% Out-of-Network After annual Deductible

(6) Prostate Screening	6.10(f)	90% In-Network 80% Out-of-Network After annual Deductible

(f) Organ Transplant Services	6.11	Same as for Hospital, Surgery and Medical Care Services (above) that are covered under this expense, except as otherwise specified.

(g) Voluntary Family Planning Services	6.12

(1) Vasectomy	6.12(c)	90% In-Network 80% Out-of-Network After annual Deductible

(2) Tubal ligation	6.12(c)	90% In-Network 80% Out-of-Network After annual Deductible

(3) Voluntary Abortion	6.12(c)	90% In-Network 80% Out-of-Network After annual Deductible

(4) Infertility, diagnostic & surgical	6.12(c)	90% In-Network 80% Out-of-Network After annual Deductible Diagnosis and treatment, $3,000 maximum per Benefit Plan Year for combined expenses for infertility and advanced reproductive technology.

(h) Mental Health and Substance Abuse	6.13

(1) Mental Health	6.13(a)

(A) Inpatient Services	6.13(a)	90% In-Network 80% Out-of-Network After annual Deductible Up to 45 days per Benefit Plan Year (combined with inpatient substance abuse limit)

(B) Outpatient Services	6.13(a)	90% In-Network 80% Out-of-Network After annual Deductible Up to 25 visits per Benefit Plan Year (combined with outpatient substance abuse limit)

(2) Substance Abuse	6.13(b)	Maximum of two substance abuse treatment programs per lifetime per individual

Expense — HealthFund	Plan Section	Benefit Level
(A) Inpatient Services: Hospital or Treatment Facility	6.13(b)	90% In-Network 80% Out-of-Network After annual Deductible Up to 45 days per Benefit Plan Year (combined with inpatient mental health limit)

(B) Outpatient Services	6.13(b)	90% In-Network 80% Out-of-Network After annual Deductible Up to 25 visits per Benefit Plan Year (combined with outpatient mental health limit)

O.6	MEDICAL EMERGENCIES

In the event of a medical emergency, the Participant must follow the Utilization Review Program requirements described in Section 5.2.

O.7	SPECIFIC EXCLUSIONS

See Section 6.14, Exclusions and Limitations.

O.8	UTILIZATION REVIEW

The Network Provider who recommends hospitalization or other services that require Utilization Review will contact the Utilization Review Program to comply with requirements as described in Section 5.2. Non-compliance penalties described in Section 5.2(g) shall apply to charges incurred for Hospital confinement, Substance Abuse Treatment Facility, Convalescent Facility, Skilled Nursing Facility, Home Health Facility, Hospice, Private Duty Nursing, and certain surgical and medical procedures.

O.9	CLAIMS SUBMISSION

The Participant must submit claim forms for expenses incurred for covered services to the Claims Administrator on the form and in the manner designated by the Claims Administrator.